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                                                                   Exhibit 99.A

                                                                  Draft 12/3/98


                                   $35,000,000

                          Sierra Pacific Power Company

                   Collateralized Medium-Term Notes, Series D
                            Due 9 months or more from
                                  Date of Issue

                             DISTRIBUTION AGREEMENT

                                                December __, 1998


Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center, North Tower
250 Vesey Street
New York, NY  10281-1310

A.G. Edwards & Sons, Inc.
One North Jefferson Avenue
St. Louis, MO  63103

Dear Sirs:

         Sierra Pacific Power Company, a Nevada corporation (the "Company"), proposes to issue and sell from time to time its Collateralized Medium-Term Notes, Series D, due nine months or more from the date of issue, in an initial aggregate principal amount of $35,000,000 (the "Notes") and agrees with each of you (individually, an "Agent" and collectively, the "Agents") as set forth in this Agreement.

         The Notes are to be issued from time to time pursuant to an indenture, dated as of June 1, 1992 (as heretofore supplemented and as supplemented by the Fourth Supplemental Indenture dated as of February 1, 1997 relating to the Notes (the "Fourth Supplemental Indenture") and as it may be further supplemented or amended from time to time (the "Indenture")), between the Company and Bankers Trust Company, as trustee (the "Trustee"). The Notes will be secured by one or more first mortgage bonds (the "Mortgage Bonds") to be issued and delivered by the Company to the Trustee. The Mortgage Bonds will be issued pursuant to an Indenture of Mortgage, dated as of December 1, 1940, from the Company's predecessor to The New England Trust Company (State Street Bank & Trust Company, as successor trustee) and Leo W. Huegle (Gerald R. Wheeler, as successor trustee), as heretofore amended and supplemented and as supplemented by a Thirty-fifth Supplemental Indenture dated as of February 1, 1997 (said


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Indenture of Mortgage, as so amended and supplemented, and said supplemental indenture, being hereinafter referred to as the "Mortgage Indenture" and the "Thirty-fifth Supplemental Indenture", respectively).

         The Notes shall have the maturity ranges, applicable interest rates or interest rate formulas, issue prices, redemption and repayment provisions and other terms set forth in the Prospectus referred to in Section l(c) hereof as it may be amended or supplemented from time to time, including any Pricing Supplement (as such term is defined in Section 3(a) hereof). The Notes will be issued, and the terms thereof established, from time to time, by the Company in accordance with the Indenture and the Procedures referred to in Section 2(f) hereof. This Agreement shall only apply to sales of the Notes and not to sales of any other securities or evidences of indebtedness of the Company and only on the specific terms set forth herein.

         Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell its Notes directly on its own behalf or to designate or select additional agents as set forth in Section 11 hereof, the Company hereby (i) appoints each of the Agents as the co-exclusive agents of the Company for the purpose of soliciting or receiving offers to purchase Notes from the Company and (ii) agrees that whenever the Company determines to sell Notes directly to an Agent as principal it will enter into a separate agreement (each a "Purchase Agreement"). Each such Purchase Agreement, whether oral (and confirmed in writing, which may be by facsimile transmission) or in writing, shall contain such information (as applicable) set forth in the form of Purchase Agreement attached as Exhibit A to this Agreement, relating to such sale in accordance with Section 2(e) hereof.

         SECTION l. Representations and Warranties. The Company represents and warrants to each Agent as of the date hereof, as of the Commencement Date referred to in Section 2(g) hereof, and as of the times referred to in Sections 6(a) and 6(b) hereof (the Commencement Date and each such time being hereinafter sometimes referred to as a "Representation Date"), as follows:

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, has the corporate power and authority to own or lease and operate its properties, has the corporate power, authority and franchises to carry on its business as now conducted and has the corporate power and authority to carry on its business as presently proposed to be conducted, all as described in the Prospectus hereinafter referred to; and the Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership or character of its properties or the nature of its business or activities makes such qualification necessary and where the failure so to qualify or be in good standing would have a material adverse effect on the condition (financial or other), net worth or results of operations of the Company and its subsidiaries considered as one enterprise. All of the outstanding shares of Common Stock of the Company are validly issued and are held of record by Sierra Pacific Resources, a Nevada corporation.


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                  (b) Each of the subsidiaries of the Company is a corporation, limited liability company or business trust duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has the corporate power and authority to own or lease and operate its properties, has the corporate power, authority and franchises to carry on its business as now conducted and has the corporate power and authority to carry on its business as presently proposed to be conducted; each of the subsidiaries of the Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each jurisdiction where the failure so to qualify or be in good standing would have a material adverse effect on the condition (financial or other), net worth or results of operations of the Company and its subsidiaries considered as one enterprise; all of the outstanding shares of capital stock or ownership interests of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable; and all of the capital stock or ownership interests of each such subsidiary owned by the Company, directly or through subsidiaries, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (c) A registration statement on Form S-3, including a prospectus, relating to the Notes has been filed with the Securities and Exchange Commission (the "Commission") and has become effective. No order preventing or suspending the use or effectiveness of the Prospectus (as defined below) has been issued by the Commission or is in effect, and no proceedings for such purpose are pending before or threatened by the Commission. Such registration statement in the form in which it became effective, and as from time to time supplemented, and including all exhibits thereto is referred to as the "Registration Statement"; the prospectus relating to the Notes in the form in which it has most recently been filed, or transmitted for filing, with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"), together with all amendments or supplements thereto, is hereinafter referred to as the "Prospectus." Any reference to the Act shall include the rules and regulations of the Commission promulgated thereunder. Any reference to the Registration Statement or Prospectus or any amendment or supplement thereto shall include all documents incorporated by reference therein (the "Incorporated Documents") pursuant to the applicable form under the Act. The Registration Statement and the Prospectus comply, and will, as amended or supplemented, if applicable, comply at all times during any Marketing Period (as defined below), in all material respects with the requirements of the Act and do not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were or are made, not misleading, except that the foregoing does not apply to statements in or omissions from any such documents made in reliance upon and in conformity with written information furnished to the Company by any Agent specifically for use therein, or as to any statement in or omission from the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Indenture. "Marketing Period" shall mean any time when no suspension of solicitation of offers to purchase Notes pursuant to Sections 2(b) and 3(c) hereof shall be in effect and at any time when any Agent shall own

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         any Notes purchased by such Agent from the Company with the intention of reselling them for a period not to exceed ninety (90) days after the delivery of, and payment for, such Notes or the Company has accepted an offer to purchase Notes but the related settlement has not occurred.

                  (d) The Incorporated Documents complied when filed with the Commission, comply and will comply at all times during each Marketing Period, in all material respects with the applicable provisions of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and, when read together and with the other information in the Registration Statement or Prospectus, did not, do not and will not contain any untrue statement of a material fact and did not, do not and will not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were or are made, not misleading, except that the foregoing does not apply to statements in or omissions from any such documents made in reliance upon and in conformity with written information furnished to the Company by any Agent specifically for use therein. All references to the Exchange Act or the Trust Indenture Act shall include the rules and regulations of the Commission promulgated thereunder. The Incorporated Documents have been and will be at all times during each Marketing Period timely filed as required by the Exchange Act. There are no contracts or documents of the Company or any subsidiary of the Company which are required to be filed as exhibits to the Registration Statement which have not been filed as required.

                  (e) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as contemplated in the Prospectus, there has not been any material adverse change in the condition (financial or other), net worth or results of operations of the Company and the subsidiaries considered as one enterprise.

                  (f) The financial statements in the Registration Statement and the Prospectus fairly present and will fairly present at all times during each Marketing Period the financial condition of the Company and the results of its operations; and said financial statements (including the related notes) have been and will be at all times during each Marketing Period prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except for any changes in which the independent accountants for the Company have concurred and which have been specifically disclosed to the Agents).

                  (g) The outside auditors whose report appears in the Company's most recent Annual Report on Form 10-K of the Company are independent public accountants as required by the Act.

                  (h) Prior to each issuance and sale of Notes, the Company will have full corporate power and lawful corporate authority to authorize, issue and sell the Notes being

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         issued and sold at that time, on the terms and conditions set forth herein, and has taken or will take all corporate action necessary therefor; the Company has obtained every consent, approval, authorization or other order of any regulatory body which is required for such authorization, issue or sale except as may be required under the Act or state securities laws; and, when duly and validly executed, authenticated and issued as provided in the Indenture and delivered pursuant to this Agreement and the Indenture, the Notes will constitute valid, legal and binding obligations of the Company enforceable against it in accordance with their respective terms and the terms of the Indenture and entitled to the benefits of the Indenture, except as enforcement thereof may be limited by bankruptcy, insolvency, or other similar laws relating to or affecting enforcement of creditors' rights generally or by general equity principles. The Indenture conforms and the Notes will conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus. The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding instrument of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or other similar laws relating to or affecting enforcement of creditors' rights generally or by general equity principles. The Indenture has been duly qualified under the Trust Indenture Act.

                  (i) Except as set forth in the Prospectus, the Company is not in violation of its Articles of Incorporation or by-laws or in default under any agreement, indenture or instrument, the effect of which violation or default would be materially adverse to the condition (financial or other), net worth or results of operations of the Company. The performance by the Company of its obligations under this Agreement and any applicable Purchase Agreement and the consummation of the transactions contemplated herein and therein and the fulfillment of the terms hereof and thereof and execution and delivery by the Company of, and the compliance by the Company with, all the terms and provisions of the Notes and the Indenture will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, note agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party, or by which they or any of their property is bound, or the Articles of Incorporation or by-laws of the Company or any of its subsidiaries or any order, rule or regulation applicable to the Company or any of its subsidiaries of any court or of any federal or state regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any of its subsidiaries or their respective or collective property.

                  (j) Except as set forth in the Prospectus, there is no pending action, suit or other proceeding to which the Company is a party or of which any property of the Company or any of its subsidiaries is the subject, before or by any court or other governmental body, which is likely to result in any material adverse change in the condition (financial or other), net worth or results of operations of the Company and its subsidiaries considered as one enterprise; and, except as set forth in the Prospectus, no

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         such action, suit or proceeding is known by the Company to be threatened or contemplated.

                  (k) The certificates delivered pursuant to Section 5(h) hereof and all other documents delivered by the Company or its representatives in connection with the issuance and sale of the Notes were on the dates on which they were delivered in all material respects true and complete.

                  (l) Each of this Agreement and any applicable written Purchase Agreement has been or will be duly and validly authorized, executed and delivered by the Company and, upon execution and delivery by the Agents and subject to any principles of public policy limiting the right to enforce the indemnification provisions contained herein, will be a valid and binding agreement of the Company.

                  (m) Each of the Mortgage Indenture and the Thirty-fifth Supplemental Indenture has been duly authorized, executed and delivered by the Company and is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or other similar laws relating to or affecting enforcement of creditors' rights generally or by general equity principles. The Mortgage Indenture has been qualified under the Trust Indenture Act.

                  (n) The Company has good and sufficient title to all the properties described as owned by it in, and subject to the lien of, the Mortgage Indenture (the "Mortgage Properties"), subject only to Permitted Liens (as defined in the Mortgage Indenture), and to minor defects and irregularities customarily found in properties of like size and character that do not materially impair the use of the property affected thereby in the operation of the business of the Company; the descriptions in the Mortgage Indenture of the Mortgage Properties are adequate to constitute the Mortgage Indenture a lien thereon; and the Mortgage Indenture constitutes a valid lien on the Mortgage Properties, which include substantially all of the permanent physical properties and franchises of the Company (other than those expressly excepted), subject only to the exceptions enumerated above.

                  (o) The Mortgage Bonds deposited with the Trustee as the basis for the issuance of the Notes have, to the extent that such Mortgage Bonds have been designated by the Company as designated mortgage bonds (the "Designated Mortgage Bonds"), been duly pledged to the Trustee, and the Indenture will, upon payment for the Notes issued upon the basis of the Designated Mortgage Bonds so deposited, constitute a valid first lien thereupon; no registration, recording or filing of the Indenture (or notices or financing statements in respect thereof) is required by law to make effective and to maintain the lien on the Designated Mortgage Bonds so deposited intended to be created by the Indenture.


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                  (p) The Company has full corporate power and lawful corporate authority to authorize, issue and pledge the Mortgage Bonds and has taken or will take all corporate action necessary therefor; the Company has obtained every consent, approval, authorization or other order of any regulatory body which is required for such authorization, issue or pledge. The Mortgage Indenture and the Mortgage Bonds conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus.

                  (q) The Mortgage Bonds deposited with the Trustee and the Designated Mortgage Bonds pledged to the Trustee as the basis for the issuance of the Securities constitute legal, valid and binding obligations of the Company, subject, as to enforcement, to laws relating to or affecting generally the enforcement of creditors' rights, including, without limitation, bankruptcy and insolvency laws, and to general principles of equity, and will be entitled to the security afforded by the Mortgage Indenture equally and ratably with the securities outstanding thereunder.

                  (r) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

         SECTION 2.  Solicitations as Agent; Purchases as Principal.

         (a) Appointment. Subject to the terms and conditions stated herein, including, without limitation, the provisions of Section 11 hereof, the Company hereby appoints each of the Agents as the co-exclusive agents of the Company for the purpose of soliciting or receiving offers to purchase the Notes from the Company by others during any Marketing Period. On the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, each Agent agrees, as a co-exclusive agent of the Company, to use its reasonable best efforts to solicit offers to purchase the Notes upon the terms and conditions set forth in the Prospectus. The Agents are not authorized to appoint sub-agents or to engage the services of any other broker or dealer in connection with the offer or sale of the Notes, except as provided in paragraph (e) of this Section. Except as otherwise provided herein, including, without limitation, the provisions of Section 11 hereof, so long as this Agreement shall remain in effect with respect to any Agent, the Company shall not, without the consent of each such Agent (which consent shall not unreasonably be withheld), solicit or accept offers to purchase Notes otherwise than through one of the Agents, provided, however, the Company expressly reserves the right to sell Notes directly to investors, in which case no commission will be payable with respect to such sale. Each Agent may also purchase Notes from the Company as principal for purposes of resale, as more fully described in paragraph (e) of this Section.

         (b) Suspension of Solicitation. The Company reserves the right, in its sole discretion, to suspend solicitation of offers to purchase the Notes commencing at any time for any period of time or indefinitely. As soon as practicable, but in any event not later than one business day after

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receipt of notice from the Company, the Agents will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. For the purpose of the foregoing sentence, "business day" shall mean any day which is not a Saturday or Sunday and which is not a day on which (i) banking institutions are generally authorized or obligated by law to close in the City of New York or (ii) The New York Stock Exchange is closed for trading.

         Upon receipt of notice from the Company as contemplated by Section 3(b) hereof, each Agent shall suspend its solicitation of offers to purchase Notes until such time as the Company shall have furnished it with an amendment or supplement to the Registration Statement or the Prospectus, as the case may be, contemplated by Section 3(c) and shall have advised such Agent that such solicitation may be resumed.

         (c) Agent's Commission. Upon the closing of the sale of any Notes sold by the Company as a result of a solicitation made by or offer to purchase received by an Agent, the Company agrees to pay such Agent a commission in accordance with the schedule set forth in Exhibit B hereto.

         (d) Solicitation of Offers. The Agents are authorized to solicit offers to purchase the Notes only in the denominations specified in the Prospectus, at a purchase price equal to 100% of the principal amount thereof or such other principal amount or purchase price as shall be specified by the Company. Each Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Notes received by it as an Agent. The Company shall have the sole right to accept offers to purchase the Notes and may reject any offer in whole or in part. Each Agent shall have the right, in its discretion reasonably exercised, to reject any offer to purchase the Notes received by it, without advising the Company, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

         [No Note which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Note shall have been delivered to the purchaser thereof against payment therefor by such purchaser.]

         (e) Purchases as Principal. Each sale of Notes to any Agent as principal, for resale to one or more investors or to another broker-dealer (acting as principal for purposes of resale), shall be made in accordance with the terms of this Agreement and a Purchase Agreement, whether oral (and confirmed in writing by such Agent to the Company, which may be by facsimile transmission) or in writing, which will provide for the sale of such Notes to, and the purchase thereof by, such Agent. A Purchase Agreement may also specify certain provisions relating to the reoffering of such Notes by such Agent. The commitment of any Agent to purchase Notes from the Company as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Purchase Agreement shall specify the principal amount and terms of the Notes to be purchased by an Agent, the time and date (each such time and date being

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referred to herein as a "Time of Delivery") and place of delivery of and payment for such Notes and such other information (as applicable) as is set forth in Exhibit A hereto. The Company agrees that if any Agent purchases Notes as principal for resale such Agent shall receive such compensation, in the form of a discount or otherwise, as shall be indicated in the applicable Purchase Agreement or, if no compensation is indicated therein, a commission in accordance with Exhibit B hereto. Any Agent may utilize a selling or dealer group in connection with the resale of such Notes. In addition, any Agent may offer the Notes it has purchased as principal to other dealers. Any Agent may sell Notes to any dealer at a discount and, unless otherwise specified in the applicable Pricing Supplement (as such term is defined in Section 3(a) hereof), such discount allowed to any dealer will not be in excess of the discount to be received by such Agent from the Company. Such Purchase Agreement shall also specify any requirements for delivery of opinions of counsel, accountant's letters and officers' certificates pursuant to Section 5 hereof.

         The obligation of the Company to sell and deliver Notes, pursuant to any Purchase Agreement or otherwise, shall in each case be subject to the condition that, on any settlement date for the sale of Notes or the Time of Delivery, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and still be in effect and no proceedings for that purpose shall be pending before, or to the knowledge of the Company or the Agents contemplated or threatened by, the Commission. Each date of delivery of and payment for Notes to be purchased by an Agent pursuant to a Purchase Agreement is referred to herein as a "Settlement Date."

         (f) Administrative Procedures. Administrative procedures respecting the sale of Notes (the "Procedures") are set forth in Exhibit C hereto and may be amended from time to time in writing signed by each of the Agents and the Company. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them herein and in the Procedures. The Procedures shall apply to all transactions contemplated hereunder including sales of Notes to any Agent as principal pursuant to a Purchase Agreement, unless otherwise set forth in such Purchase Agreement.

         (g) Delivery of Documents. The documents required to be delivered by
Section 5 hereof shall be delivered at the offices of Ropes & Gray not later than 10:00 a.m., Boston time, on the date of this Agreement or at such later time as may be mutually agreed upon by the Company and the Agents, which in no event shall be later than the time at which the Agents commence solicitation of offers to purchase Notes hereunder. The date of delivery of such documents is referred to herein as the "Commencement Date."

         (h) Obligations Several. The Company acknowledges that the obligations of the Agents under this Agreement are several and not joint.

         SECTION 3. Covenants of the Company. The Company covenants and agrees with each of the Agents, as follows:


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                  (a) Amendments and Supplements to Registration Statement and
         Prospectus. The Company will give the Agents notice of its intention to file any amendment to the Registration Statement or amendment or supplement to the Prospectus (other than a supplement providing solely for the specification of the interest rates, maturity dates, issuance prices, redemption terms and prices, if any, and other terms of Notes sold pursuant hereto (any such supplement being hereinafter called a "Pricing Supplement")), whether by the filing of documents pursuant to the Act, the Exchange Act or otherwise, and will furnish the Agents with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of such proposed filing.

                  (b) Notice to Agents of Certain Events. The Company will notify each of the Agents immediately, and confirm in writing if requested by the Agents in any particular instance, (i) when any amendment or post-effective amendment to the Registration Statement has been filed and/or becomes effective or when any supplement or amendment to the Prospectus has been filed, (ii) of the issuance of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus relating to the Notes or the Prospectus or of the initiation or threatening known by it of any proceedings for such purposes, (iii) of the receipt of any comments from the Commission in respect of the Registration Statement, any such preliminary prospectus or the Prospectus, or requesting the amendment or supplementation of the Registration Statement, any such preliminary prospectus or the Prospectus or additional information, (iv) of any action by any governmental authority altering, suspending or otherwise affecting any authorization, consent, approval or waiver issued in connection with the Notes and (v) of the commencement of any litigation or administrative proceeding relating to the issue and sale of the Notes. If the Commission shall enter a stop order or any order preventing or suspending the use of any such preliminary prospectus or the Prospectus at any time, or shall initiate any proceedings for such purposes, the Company will make every reasonable effort to prevent the issuance of such order and, if issued, to obtain the lifting thereof. If the Prospectus is amended or supplemented as a result of the filing under the Exchange Act of any document incorporated by reference in the Prospectus, no Agent shall be obligated to solicit offers to purchase Notes so long as it is not reasonably satisfied with such documents.

                  (c) Revisions to Prospectus or Registration Statement. During any Marketing Period, the Company will comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Notes as contemplated by the provisions hereof and the Prospectus; and if during any Marketing Period any event occurs or condition exists as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances then existing, not misleading, or if, in the opinion of the Agents (of which opinion such Agents shall immediately notify the Company by telephone with confirmation in writing) or in the

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         opinion of the Company, during such period it is necessary to amend or supplement the Registration Statement or the Prospectus, as then amended or supplemented, to comply in all material respects with the Act or the Exchange Act, the Company will immediately notify each of the Agents by telephone (with confirmation in writing) to suspend solicitation of offers to purchase Notes and, if so notified by the Company, the Agents shall forthwith suspend such solicitation and cease using the Prospectus, as then amended or supplemented. If the Company shall decide to amend or supplement the Registration Statement or Prospectus, as then amended or supplemented, it shall so advise the Agents promptly by telephone (with confirmation in writing) and, at its expense, shall prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to the Agents in such quantities as they may reasonably request. If any documents, certificates, opinions and letters furnished to the Agents pursuant to Sections 6(b), 6(c) and 6(d) in connection with the preparation and filing of such amendment or supplement are satisfactory in all respects to the Agents, upon the filing with the Commission of such amendment or supplement to the Prospectus or upon the effectiveness of an amendment to the Registration Statement, the Agents will resume the solicitation of offers to purchase Notes hereunder. Notwithstanding any other provision of this Section 3(c), until the distribution of any Notes an Agent may own as principal has been completed, if any event described above in this paragraph (c) occurs, the Company will, at its own expense, forthwith prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, satisfactory in all respects to such Agent, will supply such amended or supplemented Prospectus to such Agent in such quantities as it may reasonably request and shall furnish to such Agent pursuant to Sections 6(b), 6(c) and 6(d) such documents, certificates, opinions and letters as it may request in connection with the preparation and filing of such amendment or supplement; provided that should such event described above in this paragraph (c) relate solely to activities of any Agent or Agents, then such Agent or Agents, as the case may be, shall assume the expense of preparing and furnishing any such amendment or supplement.

                  (d) Earning Statement. As soon as practicable the Company will make generally available to its security holders and deliver to each of the Agents an earning statement which shall satisfy the provisions of
         Section 11(a) of the Act and the rules and regulations of the Commission thereunder, including Rule 158 issued thereunder.

                  (e) Delivery of Signed Registration Statement and Other Documents. The Company will deliver to each of the Agents and to counsel for the Agents without charge as promptly as practicable a signed copy of the Registration Statement and all amendments thereto including all exhibits filed therewith and signed consents, certificates and opinions of accountants and of any other persons named in the Registration Statement as having prepared, certified or reviewed any part thereof, and will deliver to the Agents without charge such number of unsigned copies of the Registration Statement, without exhibits, and of all amendments thereto, as the Agents may reasonably request. The Company will deliver to or upon order of the Agents without charge as many copies of each preliminary prospectus relating to the Notes as the Agents may reasonably request and as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Agents may reasonably request.

                  (f) Blue Sky Qualifications. The Company will cooperate with the Agents in connection with the qualification of the Notes for sale under the securities laws of such jurisdictions as the Agents may reasonably designate and the continuance of such qualifications in effect so long as required for the distribution of the Notes, provided that the Company shall not be required to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to submit to any requirement which it deems unduly burdensome. The Company will advise each of the Agents promptly of any order or communication of any public authority addressed to the Company suspending or threatening to suspend the qualification of the Notes for sale, or the eligibility of the Notes for purchase by such institutions, in any jurisdiction.

                  (g) Copies of Reports and Financial Statements. For the period ending five years from the Commencement Date, the Company will deliver to each of the Agents (i) as soon as available, a copy of each report of the Company mailed to public security holders or filed with the Commission and (ii) such additional information concerning the business and financial condition of the Company as such agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission).

                  (h) Application of Net Proceeds. The Company will apply the net proceeds from the sale of the Notes for the purposes set forth in the Prospectus.

                  (i) Suspension of Certain Obligations. The Company shall not be required to comply with the provisions of paragraphs (c) or (g) of this Section 3 during any Marketing Period from the time the Agents shall have suspended solicitation of purchases of the Notes in their capacity as agents pursuant to a request from the Company pursuant to
         Section 2(b) hereof to the time the Company shall determine that solicitation of purchases of the Notes should be resumed or shall subsequently enter into a new Purchase Agreement with an Agent, provided, however, that compliance with such paragraphs shall be required for any portion of such period during which any Agent shall hold any Notes as principal purchased pursuant to the Purchase Agreement.

                  (j) Downgrading. The Company shall notify the Agents promptly in writing of any downgrading, or its receipt of any notice of any intended or potential downgrading or of any review for possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

                  (k) During the period beginning the date of any Purchase Agreement and continuing to and including the Settlement Date with respect to such Purchase Agreement, the Company will not, without such Agent's prior written consent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to such Notes (other than (i) Notes that are to be sold pursuant to such Purchase Agreement, (ii) Notes previously agreed to be sold by the Company and (iii) commercial paper issued in the ordinary course of business), except as may otherwise be provided in such Purchase Agreement.

         SECTION 4. Payment of Expenses. The Company will pay (i) the costs incident to the authorization, issuance, sale and delivery of the Notes and any taxes payable in connection therewith, (ii) the costs incident to the preparation, printing and filing under the Act of the Registration Statement and any amendments and exhibits thereto and the Prospectus and any amendments and supplements thereto, (iii) the costs incident to the preparation, printing and filing of any document and any amendments and exhibits thereto required to be filed by the Company under the Exchange Act, (iv) the costs of distributing the Registration Statement, as originally filed, and each amendment and post-effective amendment thereof (including exhibits), any preliminary prospectus, the Prospectus, any supplement or amendment to the Prospectus and any documents incorporated by reference in any of the foregoing documents, (v) the costs and expenses incident to the preparation, execution and delivery of the Indenture and the Supplemental Indenture, (vi) the fees and disbursements of the Trustee, any paying agent, any calculation agent, and any other agents appointed by the Company, and their respective counsel, (vii) the costs and fees in connection with the listing of the Notes on any securities exchange, (viii) the cost of any filings with the National Association of Securities Dealers, Inc., (ix) the fees and disbursements of counsel for the Company, counsel for the Agents, counsel for the Trustee and the Company's accountants, (x) the fees paid to rating agencies in connection with the rating of the Notes, (xi) the fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions as provided in Section 3(f) hereof and of preparing and printing and distributing a Blue Sky Memorandum, (xii) all advertising expenses in connection with the offering of the Notes incurred with the consent of the Company, (xiii) all reasonable out-of-pocket expenses incurred by the Agents in connection with the transactions contemplated hereunder, (xiv) any expenses incurred by the Company in connection with a "road show" presentation to potential investors and (xv) other costs and expenses incident to the performance of the Company's obligations under this Agreement.

         SECTION 5. Conditions of Obligations of Agents. The obligation of the Agents, as the agents of the Company, under this Agreement to solicit offers to purchase the Notes, the obligation of any person who has agreed to purchase Notes to make payment for and take delivery of Notes, and the obligation of any Agent to purchase Notes pursuant to any Purchase Agreement, is subject to the accuracy, on each Settlement Date and in the case of an Agent's obligation to solicit offers to purchase Notes, at the time of such solicitation, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                  (a) Registration Statement. The Registration Statement shall have become effective under the Act and the Indenture shall have been qualified under the Trust Indenture Act, and no stop order suspending the effectiveness of the Registration Statement or the qualification of the Indenture, or order preventing or suspending the use of any Prospectus, shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or the Agents, contemplated or threatened by the Commission; any request for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with; and no amendment to the Registration Statement or Prospectus shall have been filed to which the Agents shall have reasonably objected, in writing, after having received notice pursuant to Section 3(a).

                  (b) Regulatory Approvals. There shall be in full force and effect appropriate orders or decrees of the Public Utilities Commission of Nevada and the California Public Utilities Commission (or such other regulatory bodies as may subsequently have jurisdiction) authorizing to the extent required by law the offering, issuance and sale of the Notes as herein provided. Any such decision, order or decree issued after the date hereof shall contain no condition inconsistent with the provisions hereof or reasonably unacceptable to the Agents (it being understood and agreed that no such order or decree in effect on the date of this Agreement contains any such unacceptable provision).

                  (c) Absence of Certain Changes. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any downgrading nor shall any notice have been given of any intended or potential downgrading or of any review for possible change that does not indicate the direction of the possible change, in the ratings accorded the Company's debt securities by Moody's Investors Service, Inc., Standard and Poor's Corporation or Duff & Phelps, Inc., or, except as contemplated in the Prospectus, any change in the capital stock, short-term debt or long-term debt of the Company, or any adverse change or any development involving a prospective adverse change in the condition (financial or other), net worth or results of operations of the Company and its subsidiaries, considered as one enterprise, which, in any such event, in the Agents' judgment, is material and adverse and that makes it, in the judgment of such Agents, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as so amended or supplemented, or materially impairs the investment quality of the Notes.

                  (d) Legal Matters Satisfactory to Counsel. The authorization and issuance of the Notes, the Indenture, the Mortgage Indenture, the Mortgage Bonds, the Registration Statement, the Prospectus and all corporate proceedings and other legal matters incident thereto shall be satisfactory in all respects to counsel for the Agents, and the Company shall have furnished to counsel for the Agents such documents as they may reasonably request to enable them to be satisfied with respect to the matters referred to in this subparagraph and to pass upon such matters.

                  (e) Opinion of Choate, Hall & Stewart. On the Commencement Date, the Agents shall have received the opinion, addressed to the Agents and dated the Commencement Date, of Choate, Hall & Stewart, special counsel for the Company, in the form set forth in Exhibit D to this Agreement.

                  (f) Opinion of Woodburn and Wedge. On the Commencement Date, the Agents shall have received the opinion, addressed to the Agents and dated the Commencement Date, of Woodburn and Wedge, counsel for the Company in the state of Nevada, in the form set forth in Exhibit E to this Agreement.

                  (g) Opinion of Orrick, Herrington & Sutcliffe LLP. On the Commencement Date, the Agents shall have received the opinion, addressed to the Agents and dated the Commencement Date, of Orrick, Herrington & Sutcliffe LLP, counsel for the Company in the State of California, in the form set forth in Exhibit F to this Agreement.

                  (h) Officers' Certificate. The Company shall have furnished to the Agents on the Commencement Date a certificate, dated the Commencement Date as though made at and as of the Commencement Date, of its President or a Vice President and of a principal financial or accounting officer of the Company, covering the matters set forth in Exhibit G to this Agreement.

                  (i) Accountants' Letters. The Company shall have furnished to the Agents on the Commencement Date a letter from its independent accountants, addressed jointly to the Company and the Agents and dated the Commencement Date, of the type described in the American Institute of Certified Public Accountants Statement on Auditing Standards No. 72, covering specified financial statement items and procedures set forth in Exhibit H to this Agreement.

                  (j) Additional Conditions. There shall not have occurred: a suspension or material limitation in trading in securities generally on or by the New York Stock Exchange, the American Stock Exchange or the over-the-counter market or the establishment of minimum prices on such exchanges or market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; suspension of trading of any securities of the Company on any exchange or in any over-the-counter market; a general moratorium on commercial banking activities declared by either Federal or New York State authorities; any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national calamity or emergency; if the effect of any such occurrence in the judgment of the Agents makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Notes or the purchase of Notes from the Company as principal pursuant to the applicable Purchase Agreement, as the case may be, on the terms and in the manner contemplated by the Prospectus, as amended or supplemented.

                  (k) Opinion of Ropes & Gray. At the Commencement Date, the Agents shall have received the opinion, addressed to the Agents and dated the Commencement Date of Ropes & Gray, counsel for the Agents, in form and substance satisfactory to the Agents with respect to the incorporation of the Company, the validity of the Notes, the Registration Statement, the Prospectus and other related matters as they may require, and the Company shall have furnished to such counsel such documents as the Agents may reasonably request for the purpose of enabling them to pass upon such matters.

                  (l) Other Information and Documentation. Prior to the Commencement Date, the Company shall have furnished to the Agents such further information, certificates and documents as the Agents or counsel for the Agents may have reasonably requested.

         Ropes & Gray and Choate, Hall & Stewart, in giving their opinions pursuant to this Section 5, may rely upon the opinion of Orrick, Herrington & Sutcliffe LLP as to all legal conclusions affected by the laws of California, and upon the opinion of Woodburn and Wedge as to all legal conclusions affected by the laws of Nevada.

         SECTION 6. Additional Covenants of the Company. The Company covenants and agrees that:

                  (a) Acceptance of Offer Affirms Representations and Warranties. Each acceptance by it of an offer for the purchase of Notes shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore given to the Agents pursuant hereto are true and correct at the time of such acceptance, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent of the Notes relating to such acceptance as though made at and as of each such time (and such representations and warranties shall relate to the Registration Statement and the Prospectus as amended or supplemented to each such time).

                  (b) Subsequent Delivery of Officers' Certificates. The Company agrees that during each Marketing Period, each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), each time the Company sells Notes to an Agent as principal and the applicable Purchase Agreement specifies the delivery of an officers' certificate under this Section 6(b) as a condition to the purchase of Notes pursuant to such Purchase Agreement and each time the Company files with the Commission any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K unless an Agent shall otherwise reasonably request), the Company shall submit to the Agents and their counsel a certificate of the President or Vice President or a principal financial or accounting officer of the Company, (i) as of the date of such amendment, supplement and Time of Delivery relating to such sale or filing or (ii) if such amendment, supplement or filing was not filed during a Marketing Period, as of the first day of the next succeeding Marketing Period, representing that the statements contained in the certificate referred to in Section 5(h) hereof which was last furnished to the Agents are true and correct at the time of such amendment, supplement or filing, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented at such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(h), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

                  (c) Subsequent Delivery of Legal Opinions. The Company agrees that during each Marketing Period, each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), each time the Company sells Notes to an Agent as principal and the applicable Purchase Agreement specifies the delivery of legal opinions under this Section 6(c) as a condition to the purchase of Notes pursuant to such Purchase Agreement and each time the Company files with the Commission any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K unless an agent shall otherwise reasonably request), the Company shall (i) concurrently with such amendment, supplement and Time of Delivery relating to such sale or filing or (ii) if such amendment, supplement or filing was not filed during a Marketing Period, on the first day of the next succeeding Marketing Period, furnish the Agents and their counsel with the written opinions of counsel to the Company, addressed to the Agents and dated the date of delivery of such opinion, in form satisfactory to the Agents, of the same tenor as the opinions referred to in Sections 5(e), 5(f) and 5(g) hereof, respectively, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such opinion; provided, however, that in lieu of such opinions, such counsel may furnish the Agents and their counsel with a letter to the effect that the Agents may rely on any prior opinion of such counsel to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such letters authorizing reliance).

                  (d) Subsequent Delivery of Accountants' Letters. The Company agrees that during each Marketing Period, each time that the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information derived from the books and records of the Company, each time the Company sells Notes to an Agent as principal and the applicable Purchase Agreement specifies the delivery of letters under this Section 6(d) as a condition to the purchase of Notes pursuant to such Purchase Agreement and each time the Company files with the Commission any document incorporated by reference into the Prospectus which contains additional financial information derived from the books and records of the Company, the Company shall cause the Company's independent public accountants to furnish the Agents and their counsel
         (i) concurrently with such amendment, supplement and Time of Delivery relating to such sale or filing or (ii) if such amendment, supplement or filing was not filed during a Marketing Period, on the first day of the next succeeding Marketing Period, a letter, addressed jointly to the Company and the Agents and dated the date of delivery of such letter, in form and substance of the type described in the relevant statements of auditing standards, currently American Institute of Certified Public Accountants Statement on Auditing Standards No. 72, and of the same tenor as the letters referred to in Section 5(i) hereof but modified to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, said outside auditors may refer to their previously issued letter, shall reaffirm all statements made in that letter and may limit the scope of such additional letter to the unaudited consolidated financial statements included in such amendment or supplement and certain agreed procedures, if any, of the type described in the American Institute of Certified Public Accountants Statement on Auditing Standards No. 72, covering specified financial statement items and procedures set forth in Exhibit H to this Agreement.

                  (e) Opinions on Settlement Date. On any Settlement Date, the Company shall, if requested by the Agent that solicited or received the offer to purchase any Notes being delivered on such Settlement Date, furnish such Agent and its counsel with the written opinions of counsel to the Company, addressed to the Agents and dated such settlement date, in form satisfactory to the Agents, of the same tenor as the opinions referred to in Sections 5(e), 5(f) and 5(g) hereof, respectively, but modified, as necessary, to relate to the Prospectus relating to the Notes to be delivered on such settlement date; provided, however, that in lieu of such opinions, such counsel may furnish such Agent and its counsel with a letter to the effect that such Agent may rely on any prior opinion of such counsel to the same extent as though it were dated such settlement date (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such letter authorizing reliance).

         SECTION 7.               Indemnification and Contribution.

                  (a) The Company will indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of the Act or the Exchange Act from and against any losses, claims, damages or liabilities and any action in respect thereof to which such Agent or such controlling person may become subject, under the Act or otherwise, with respect to the Notes, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and will reimburse each Agent and each such controlling person for any legal or other expenses reasonably incurred by such Agent or such controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus, or such amendment or such supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent specifically for use in the preparation thereof, or as to any statement in or omission from the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Indenture; and provided, further, that, insofar as it relates to the Prospectus, the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of any Agent or any person who controls such Agent on account of any losses, claims, damages or liabilities (or actions in respect thereof) arising from the sale of Notes by such Agent pursuant to a Purchase Agreement to any person if a copy of the Prospectus, as amended or supplemented, shall not have been sent or given to such person with or prior to the written confirmation of the sale involved to the extent that the Prospectus, as amended or supplemented, if so sent or delivered, would have cured the defect in the Prospectus giving rise to such losses, claims, damages, liabilities or actions in respect thereof; and provided, further, that if, at any time after the date of filing the Prospectus or any amendment or supplement to the Prospectus with the Commission, any event shall have occurred as a result of which the Prospectus as then amended or supplemented ("Current Prospectus") would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, and if the Company shall have furnished to any Agent copies of an amended Prospectus ("Amended Prospectus") or of a supplement to be attached to or furnished with the Current Prospectus ("Supplement"), to which the Agent shall not have objected pursuant to Section 5(a) hereof, for delivery in connection with offers and sales of the Notes, the indemnity agreement contained in this Section 7(a), insofar as it relates to the Current Prospectus, shall not inure to the benefit of such Agent on account of any losses, claims, damages, liabilities or actions in respect thereof arising from the sale of Notes by such Agent to any person subsequent to the time such copies have been so furnished to such Agent, if a copy of the Amended Prospectus or the Supplement, as the case may be, shall not have been sent or given to such person with or prior to the written confirmation of the sale involved, to the extent that the Amended Prospectus or the Supplement, if so sent or delivered, would have cured the defect in the Current Prospectus giving rise to such losses, claims, damages, liabilities or actions in respect thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act, against any losses, claims, damages or liabilities and any action in respect thereof to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus or such amendment or such supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent specifically for use therein,
         (ii) in the case of the sale of Notes by such Agent pursuant to a Purchase Agreement to any person, the failure of such Agent to send or give to such person a copy of the Prospectus, as amended or supplemented, with or prior to the written confirmation of the sale involved to the extent that the Prospectus, as amended or supplemented, if so sent or delivered, would have cured the defect in the Prospectus giving rise to such losses, claims, damages, liabilities or actions, or
         (iii) the failure of such Agent to send or deliver to any person an Amended Prospectus or Supplement, with or prior to the written confirmation of a sale pursuant to a Purchase Agreement, to which Amended Prospectus or Supplement the Agent shall not have objected pursuant to Section 5(a) hereof and which the Company shall have furnished to such Agent, if any event shall have occurred as a result of which (x) the Current Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading and (y) the Amended Prospectus or Supplement, as the case may be, so sent or delivered, would have cured the defect in the Current Prospectus giving rise to such losses, claims, damages, liabilities or actions. This indemnity agreement will be in addition to any liability which such Agents may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
         Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless, in the case of an indemnification obligation arising under subparagraph (a) of this Section 7, (i) the employment of additional counsel has been authorized in writing by the Company in connection with defending such action, or (ii) the Company and such Agent or controlling person are advised by such additional counsel that such Agent or controlling person has available defenses involving a potential conflict with the interests of the Company, in either of which events, the fees and expenses of such additional counsel shall be borne by the Company. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
         (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 7 is unavailable (or insufficient to hold harmless an indemnified party) under subparagraph (a) or (b) above (by reason of a failure of the indemnified party to give a notice required by subparagraph (c) above or for any other reason whatever) to a party that would have been an indemnified party under subparagraph (a) or (b) above ("indemnified party") in respect of any losses, claims, damages, liabilities or actions referred to therein, then each party that would have been an indemnifying party thereunder ("indemnifying party") shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Notes to which such loss, claim, damage or liability (or action in respect thereof) relates and the relative fault of the

         Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total commissions (or discounts) received by each Agent with respect to such offering. The relative fault of the Company on the one hand and each Agent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Each Agent's obligation to contribute pursuant to this Section 7 shall be several in the proportion that the principal amount of the Notes the sale of which by or through such Agent gave rise to such losses, claims, damages or liabilities bears to the aggregate principal amount of the Notes the sale of which by or through any Agent gave rise to such losses, claims, damages or liabilities, and not joint. The Company and the Agents agree that it would not be just and equitable if contribution pursuant to this subparagraph (d) were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subparagraph (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or actions referred to above in this subparagraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in subparagraph (c) above if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof). Notwithstanding the provisions of this Section 7, no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes that were offered and sold to the public through such Agent exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.


         SECTION 8. Status of each Agent. In soliciting offers to purchase the Notes from the Company pursuant to this Agreement (other than in respect of any Purchase Agreement), each Agent is acting individually and not jointly and is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes from the Company has been solicited by such Agent and accepted by the Company, but such Agent shall have no liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company shall (a) hold the Agents harmless against any loss, claim or damage arising from or as a result of such default by the Company and (b), in particular, pay to the Agents any commission to which they would be entitled in connection with such sale.

         SECTION 9. Representations and Warranties to Survive Delivery. All representations and warranties of the Company contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of the termination or cancellation of this Agreement or any investigation made by or on behalf of any Agent or any person controlling such Agent or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Notes.

         SECTION 10. Termination. The appointment of an Agent and the obligations of such Agent under this Agreement may be terminated at any time either by the Company or by such Agent upon the giving of one day's written notice of such termination to such Agent or the Company, as the case may be. The provisions of Sections 2(c), 3(d), 3(f), 3(g), 4, 7, 8, 9, 12, 13 and 14 hereof shall survive any such termination.

         SECTION 11. Additional Agents. The Company may appoint one or more additional agents for the purpose of soliciting or receiving offers to purchase the Notes from the Company by others; provided that any such additional agent shall become a party to this Agreement prior to soliciting or receiving offers to purchase the Notes.

         SECTION 12. Notices. Except as otherwise provided herein, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agents shall be directed to them as follows:
Merrill Lynch, Pierce, Fenner & Smith Incorporated, World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1310, Attention: [Scott Primrose, Telephone No.: (212) 449-7476, Telecopy No.: (212) 449-1012]; and A.G.
Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103,
Attention: [Name], Telephone No.: (314) 955-5000, Telecopy No.: (314) [955-7387]; notices to the Company shall be directed to it as follows: 6100 Neil Road, P.O. Box 30150, Reno, Nevada 89520, Attention: Richard K. Atkinson, Telephone No.: (702) 834-4358, Telecopy No.: (702) 834-5462; or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 12.

         SECTION 13. Binding Effect; Benefits. This Agreement shall be binding upon each Agent, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Agent within the meaning of the Act or the Exchange Act, and (b) the indemnity agreement of the Agents contained in Section 7 hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of said Act or the Exchange Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of any of the Notes from any Agent shall be construed as a successor or assign merely by reason of such purchase.

         SECTION 14. Governing Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of New York. This Agreement may be executed by the parties on separate counterparts and the executed counterparts shall together constitute a single instrument.

         If the foregoing correctly sets forth our agreement, please indicate your acceptance hereof in the space provided for that purpose below.

                                       Very truly yours,

                                       SIERRA PACIFIC POWER COMPANY


                                       By:
                                          ------------------------------
                                          Name:
                                          Title:


                                       By:
                                          ------------------------------
                                          Name:
                                          Title:


CONFIRMED AND ACCEPTED, as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER
     & SMITH INCORPORATED


By:
   --------------------------
   Name:
   Title:


A.G. EDWARDS & SONS, INC.


By:
   --------------------------
   Name:
   Title:

                                                                   DRAFT 12/3/98
                                                                       EXHIBIT A

                          Sierra Pacific Power Company

                   Collateralized Medium-Term Notes, Series D

                               Purchase Agreement


                                  -------------

                                                       __________________, 19___


[Agent's Name]

Dear Sirs:

         Sierra Pacific Power Company (the "Company") proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated December __, 1998 (the "Distribution Agreement"), between the Company on the one hand and Merrill Lynch, Pierce, Fenner & Smith Incorporated and A.G. Edwards & Sons, Inc. (the "Agents") on the other, to issue and sell to __________________ the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Purchase Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase securities from the Company, solely by virtue of its execution of this Purchase Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Purchase Agreement, except that each representation and warranty in Section 1 of the Distribution Agreement which makes reference to the Prospectus shall be deemed a representation and warranty in relation to the Prospectus as amended and supplemented as of the date hereof to relate to the Purchased Securities.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to [Agent(s)] and

[Agent(s)] agree[s] to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

         If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                            SIERRA PACIFIC POWER COMPANY



                                            By:
                                               ------------------------------

Accepted in New York, New York
as of the date hereof:

[Agent]

                                                           Schedule to EXHIBIT A



Title of Purchased Securities:

       Collateralized Medium-Term Notes, Series D

Aggregate Principal Amount:

       $

[Price to Public:]

Purchase Price by: [Agents]

               % of the principal amount of the Purchased Securities [, plus
accrued interest from           to             ] [and accrued amortization, if
any, from              to             ]

Method of and Specified Funds for Payment of Purchase Price:

                  [By certified or official bank check or checks, payable to the order to the Company, in [New York Clearing House] [immediately available] funds

                  [By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]

Date and Time of Delivery:

Closing Location:

[Specified Currency:]

Maturity:

Interest Rate:

               %

Interest Payment Dates:

               [months and dates]

Documents to be Delivered:

     The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:

     [(1)  The opinion or opinions of counsel to the Agents referred to in
           Section 5(k).]

     [(2)  The opinion of counsel to the Company referred to in Section 5 (e).]

     [(3)  The opinion of counsel to the Company referred to in Section 5 (f).]

     [(4)  The opinion of counsel to the Company referred to in Section 5 (g).]

     [(5)  The officers' certificate referred to in Section 5 (h).]

     [(6)  The accountants' letter referred to in Section 5 (i).]

     Other provisions (including Syndicate Provisions, if applicable):

                                                                   DRAFT 12/3/98
                                                                       EXHIBIT B


     The Company agrees to pay each Agent a commission equal to the following percentages of the principal amount of Notes sold to purchase solicited by such
Agent:

                                                             Commission
                                                         (as a percentage of
                           Term                           principal amount)
                           ----                           ------------------

From 9 months to less than one 1 year                           .125%

From 1 year to less than 18 months                              .150

From 18 months to less than 2 years                             .200

From 2 years to less than 3 years                               .250

From 3 years to less than 4 years                               .350

From 4 years to less than 5 years                               .450

From 5 years to less than 6 years                               .500

From 6 years to less than 7 years                               .550

From 7 years to less than 10 years                              .600

From 10 years to less than 15 years                             .625

From 15 years to less than 20 years                             .700

20 years or more                                                .750

                                                                   Draft 12/3/98
                                                                    EXHIBIT C

                            ADMINISTRATIVE PROCEDURES
                           [Update by Parties Needed?]

         The Collateralized Medium-Term Notes, Series D, due nine months or more from their issue date (the "Notes"), are to be offered on a continuing basis by Sierra Pacific Power Company (the "Issuer"). Merrill Lynch, Pierce, Fenner & Smith Incorporated and A.G. Edwards & Sons, Inc., as agents, have each agreed to use reasonable efforts to solicit offers to purchase the Notes. No Agent will be obligated to purchase Notes for its own account. The Notes are being sold pursuant to a Distribution Agreement, dated December __, 1998 (the "Agency Agreement"), among the Issuer and Agents, and will be issued pursuant to an Indenture, dated as of June 1, 1992, as supplemented (the "Indenture"), between the Issuer and Bankers Trust Company, as trustee (the "Trustee"). The Notes will be secured by one or more series of first mortgage bonds to be issued to and pledged by the Issuer with the Trustee and will have been registered under the Securities Act of 1933, as amended (the "Act"). For a description of the terms of the Notes and the offering and sale thereof, see the sections entitled "Description of Notes" and "Supplemental Plan of Distribution" in the Prospectus Supplement relating to the Notes, dated December __, 1998, attached hereto and hereinafter referred to as the "Prospectus Supplement," the section entitled "Glossary" in the Prospectus Supplement relating to the Notes, dated February 28, 1997, attached hereto and hereinafter referred to as the "Old Prospectus Supplement" and the sections entitled "Description of Debt Securities," "United States Taxation" and "Plan of Distribution" in the Prospectus relating to the Notes, dated December 20, 1996, attached hereto and hereinafter referred to as the "Prospectus." Defined terms used herein but not defined herein shall have the meanings assigned to them in the Distribution Agreement, the Prospectus, the Old Prospectus Supplement or the Prospectus Supplement, as appropriate.

         The Notes will be represented either by Global Notes delivered to The Depository Trust Company ("DTC") or its nominee and recorded in the book-entry system maintained by DTC or such nominee ("Book-Entry Notes") or by certificates delivered to the Holders thereof or Persons designated by such Holders ("Certificated Notes"). Notes for which interest is calculated on the basis of a fixed interest rate are referred to herein as "Fixed Rate Notes." Notes for which interest is calculated at a rate or rates determined by reference to an interest rate formula are referred to herein as "Floating Rate Notes."

         Notes which are issued at a price lower than the principal amount thereof and which provide that upon redemption or acceleration of the Maturity thereof an amount less than the principal thereof shall become due and payable are referred to herein as "Original Issue Discount Notes." For special provisions relating to Original Issue Discount Notes and other Notes issued at a discount for tax purposes, see the section entitled "Certain United States Federal Income Tax Consequences - Original Issue Discount" in the Prospectus Supplement.

         The Notes will be denominated in U.S. dollars and payments of principal of and any premium and interest on the Notes will be made in U.S. dollars in the manner indicated in the Prospectus and the Prospectus Supplement.

         Notes which provide that amounts payable by the Issuer in respect of principal of or any premium or interest on the Notes shall be determined by reference to the value, rate or price of one or more specified indices, are referred to herein as "Indexed Notes." Specific information pertaining to the method for determining the principal amounts payable, a historical comparison of the value, rate or price of the specified index, indices and the face amount of the Indexed Note and certain additional tax considerations will be described in the applicable Pricing Supplement.

         Administrative procedures and specific terms of the offering are explained below. Part I indicates procedures applicable to all Notes; Part II indicates specific procedures for Certificated Notes; and Part III indicates specific procedures for Book-Entry Notes. Administrative and record-keeping responsibilities will be handled for the Issuer by its Finance Division. The Issuer will advise the Agents in writing of those persons handling administrative responsibilities with whom the Agents are to communicate regarding offers to purchase Notes and the details of their delivery.

PART I:  PROCEDURES APPLICABLE TO ALL NOTES

Issue Date

         Each Note will be dated the date of its authentication. Each Note will also bear an original issue date (the "Issue Date") which, with respect to any such Note (or portion thereof), shall mean the date of its original issuance and shall be specified therein. The Issue Date will remain the same for all Notes subsequently issued upon transfer, exchange or substitution of a Note, regardless of their dates of authentication.

Price to Public

         Except as otherwise specified in a Pricing Supplement, each Note will be issued at 100% of principal amount.

Maturities

         Each Note will mature on a date, selected by the purchaser and agreed to by the Issuer, which will be nine months or more after its Issue Date.

Interest Payments

         Interest on each interest-bearing Note will be calculated and paid in the manner described in such Note and in the Prospectus Supplement and the applicable Pricing Supplement. Unless otherwise set forth therein, interest on Fixed Rate Notes (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months and will not accrue on the 31st day of any month. Interest on Floating Rate Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Note for which the Base Rate is the Treasury Rate, interest will be calculated on the basis of the actual number of days in the year.

         On the fifth Business Day immediately preceding each Interest Payment Date, the Trustee will furnish the Issuer with the total amount of interest payments to be made on such Interest Payment Date. The Trustee will provide monthly, to the Issuer's Finance Division, a list of the principal and any premium and interest to be paid on Notes maturing in the next succeeding month. The Trustee will assume responsibility for withholding taxes on interest paid as required by law.

Redemption/Repayment

         If indicated in the applicable Pricing Supplement, the Notes of a particular tenor will be subject to redemption in whole or in part (subject to applicable minimum denominations), at the option of the Issuer on and after an initial redemption date as set forth in the applicable Pricing Supplement and in the applicable Note. The redemption price will be set forth in the applicable Pricing Supplement and in the applicable Note.

Procedures for Establishing the Terms of the Notes

         The Issuer and the Agents will discuss from time to time the rates to be borne by the Notes that may be sold as a result of the solicitation of offers by the Agents. Once any Agent has recorded any indication of interest in Notes upon certain terms, and communicated with the Issuer, if the Issuer plans to accept an offer to purchase Notes upon such terms, it will prepare a Pricing Supplement to the Prospectus, as then amended or supplemented, reflecting the terms of such Notes and, after approval from the Agents, will arrange to have the Pricing Supplement filed electronically with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b) under the Act. The Issuer will supply at least 10 copies of the Prospectus, as then amended or supplemented, and bearing such Pricing Supplement, to the Agent who presented the offer (the "Presenting Agent") and will provide one copy thereof to the Trustee by facsimile transmission. No settlements with respect to Notes upon such terms may occur prior to such transmitting or filing and the Agents will not, prior to such transmitting or filing, mail confirmations to customers who have offered to purchase Notes upon such terms. After such transmitting or filing, sales, mailing of confirmations and settlements may occur with respect to Notes upon such terms, subject to the provisions of "Delivery of Prospectus" below.

         If the Issuer decides to post rates and a decision has been reached to change interest rates, the Issuer shall promptly notify each Agent. Each Agent will forthwith suspend solicitation of purchases. At that time, the Agents will recommend and the Issuer will establish rates to be so

"posted." Following establishment of posted rates and prior to the transmitting or filing described in the preceding paragraph, the Agents may only record indications of interest in purchasing Notes at the posted rates. Once any Agent has recorded any indication of interest in Notes at the posted rates and communicated with the Issuer, if the Issuer plans to accept an offer at the posted rates, it will prepare a Pricing Supplement reflecting such posted rates, and after approval from the Agents, arrange to have the Pricing Supplement filed electronically with the Commission and will supply at least 10 copies of the Prospectus, as then amended or supplemented, and bearing such Pricing Supplement, to the Presenting Agent. No settlements at the posted rates may occur prior to such transmitting or filing and the agents will not, prior to such transmitting or filing, mail confirmations to customers who have offered to purchase Notes at the posted rates. After such transmitting or filing, sales, mailing of confirmations and settlements may resume, subject to the provisions of "Delivery of Prospectus," below.

         Outdated Pricing Supplements, and copies of the Prospectus to which they are attached (other than those retained for files), will be destroyed.

Suspension of Solicitation; Amendment or Supplement

         As provided in the Distribution Agreement, the Issuer may instruct the Agents to suspend solicitation of offers to purchase at any time, and upon receipt of at least one Business Day's prior notice from the Issuer, the Agents will each forthwith suspend solicitation until such time as the Issuer has advised it that solicitation of offers to purchase may be resumed.

         If the Agents receive the notice from the Issuer contemplated by the second paragraph of Section 2(b) or by 3(c) of the Distribution Agreement, they will promptly suspend solicitation and will only resume solicitation as provided in the Distribution Agreement. If the Issuer is required, pursuant to Section 3(c) of the Distribution Agreement, to prepare an amendment or supplement, it will promptly furnish each Agent with the proposed amendment or supplement; if the Issuer decides to amend or supplement the Registration Statement or the Prospectus relating to the Notes, it will promptly advise each Agent and will furnish each Agent with the proposed amendment or supplement in accordance with the terms of the Distribution Agreement. The Issuer will file such amendment or supplement with the Commission, provide the Agents and the Trustee with copies of any such amendment or supplement, confirm to the Agents that such amendment or supplement has been filed with the Commission and advise the Agents that solicitation may be resumed.

         Any such suspension shall not affect the Issuer's obligations under the Distribution Agreement; and in the event that at the time the Issuer suspends solicitation of offers to purchase there shall be any offers already accepted by the Issuer outstanding for settlement, the Issuer will have the sole responsibility for fulfilling such obligations. The Issuer will in addition promptly advise the Agents and the Trustee if such offers are not to be settled and if copies of the Prospectus as in effect at the time of the suspension may not be delivered in connection with the settlement of such offers.

Acceptance and Rejection of Offers

         Each Agent will promptly advise the Issuer, at its option orally or in writing, of each reasonable offer to purchase Notes received by it, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, without notice to the Issuer, reject any offer received by it, in whole or in part. The Issuer will have the sole right to accept offers to purchase Notes and may reject any such offer, in whole or in part. If the Issuer accepts or rejects an offer, in whole or in part, the Issuer will promptly so notify the Presenting Agent.

Confirmation

         For each accepted offer, the Presenting Agent will issue a confirmation to the purchaser, with a separate confirmation to the Issuer's Finance Division, setting forth the Purchase Information (as defined under II below with respect to Certificated Notes and III below with respect to Book-Entry Notes) and delivery and payment instructions; provided, however, that, in the case of the confirmation issued to the purchaser, no confirmation shall be delivered to the purchaser prior to the delivery of the Prospectus referred to below.

Determination of Settlement Date

         The receipt of immediately available funds by the Issuer in payment for a Note and (i) in the case of Certificated Notes, the authentication and issuance of such Note and (ii) in the case of Book-Entry Notes, entry by the Presenting Agent of an SDFS (defined in III below) deliver order through DTC's Participant Terminal System to credit such Note to the account of a Participant purchasing, or acting for the purchaser of, such Note, shall, with respect to such Note, constitute "settlement." All offers accepted by the Issuer will be settled on the third Business Day next succeeding the date of acceptance in accordance with the "Details of Settlement" set forth below, unless otherwise agreed by the purchaser and the Issuer. The settlement date shall be specified upon receipt of an offer to purchase. Prior to 11:00 a.m., New York City time, on the settlement date, the Issuer will instruct the Trustee to authenticate and deliver the Notes no later than 2:15 p.m., New York City time, on that date.

Delivery of Prospectus

         A copy of the Prospectus as most recently amended or supplemented on the date of delivery thereof (except as provided below) must be delivered to a purchaser prior to or together with the earlier of the delivery of (i) the written confirmation provided for above, and (ii) any Note purchased by such purchaser. (For this purpose, entry of an SDFS deliver order through DTC's Participant Terminal System to credit a Note to the account of a Participant purchasing, or acting for the purchaser of, a Note shall be deemed to constitute delivery of such Note.) Subject to the foregoing, it is anticipated that delivery of the Prospectus, confirmation and Notes to the purchaser will be made simultaneously at settlement. The Issuer shall ensure that the Presenting Agent receives copies of the Prospectus and each amendment or supplement thereto (including appropriate Pricing Supplements) in such quantities and within such time limits as will enable the Presenting Agent to deliver such confirmation or Note to a purchaser as contemplated by these procedures and in compliance with the first sentence of this paragraph. If, since the date of acceptance of a purchaser's offer, the Prospectus shall have been supplemented solely to reflect any sale of Notes on terms different from those agreed to between the Issuer and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of delivery of the Prospectus.

Authenticity of Signatures

         The Issuer will cause the Trustee to furnish the Agents from time to time with the specimen signatures of each of the Trustee's officers, employees or agents who have been authorized by the Trustee to authenticate Notes, but no Agent will have any obligation or liability to the Issuer or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Issuer or the Trustee on any Note or the Global Note (as defined in Part
III).

Advertising Expenses

         The Issuer will determine with the Agents the amount of advertising that may be appropriate in offering the Notes. Advertising expenses will be paid by the Issuer.

Business Day; London Market Day

         "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated by law or executive order to close in The City of New York and, with respect to LIBOR notes, a London Market Day. "London Market Day" means any day on which dealings in deposits in U.S. Dollars are transacted in the London interbank market.

Trustee Not to Risk Funds

         Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment made to the Issuer, the Agent, DTC or any Noteholder, it being understood by all parties that payments made by the Trustee to the Issuer, the Agent, DTC or any holder of a Note shall be made only to the extent that funds are provided to the Trustee for such purpose.

PART II: ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

Form and Denominations

         The Certificated Notes shall be issued only in fully registered form in denominations of $10,000 and integral multiples of $1,000 in excess thereof.

Transfers and Exchanges

         A Certificated Note may be presented for transfer or exchange at the principal corporate trust office of the Trustee in The City of New York. Certificated Notes will be exchangeable for other Certificated Notes of any authorized denominations and of like tenor and in a like aggregate principal amount, upon surrender of the Certificated Notes to be exchanged at the corporate trust office of the Trustee. Certificated Notes will not be exchangeable for Book-Entry Notes.

Payment at Maturity

         Upon presentation of each Certificated Note at Maturity, the Trustee (or a duly authorized Paying Agent) will pay the principal amount thereof, together with any premium and accrued interest due at Maturity. Such payment will be made in immediately available funds, provided, that the Certificated
Note is presented in time for the Paying Agent to make payment in such funds in accordance with its normal procedures. The Issuer will provide the Trustee (and any Paying Agent) with funds available for immediate use for such purpose. Certificated Notes presented at Maturity will be canceled by the Trustee as provided in the Indenture.

Details for Settlement

         For each offer for Certificated Notes accepted by the Issuer, the Presenting Agent shall communicate to the Issuer's Finance Division prior to 1:00 p.m., New York City time, on the Business Day preceding the settlement date, by telephone, telex, facsimile transmission or other acceptable means, the following information (the "Purchase Information"):

         1. Exact name in which the Note or Notes are to be registered ("registered owner").

         2. Exact address of registered owner and, if different, the address for delivery, notices and payment of principal and any premium and interest.

         3.       Taxpayer identification number of registered owner.

         4. Principal amount of each Note in authorized denominations to be delivered to registered owner.

         5. In the case of Fixed Rate Notes, the interest rate of each Note; in the case of Floating Rate Notes, the interest rate formula, the Spread or Spread Multiplier (if any), the maximum or minimum interest rate limitation (if any), the Calculation Agent, the Calculation Dates, the Initial Interest Rate, the Interest Payment Dates, the Regular Record Dates, the Index Maturity, the Interest Determination Dates and the Interest Reset Dates, in each case, to the extent applicable with respect to each Note.

         6.       Stated Maturity of each Note.

         7. Redemption and/or repayment provisions, if any, of each Note, including:

                  a.       Initial Redemption Date;

                  b.       Initial Redemption Price (% of par);

                  c.       Amount (% of par) of decline and date;

                  d.       Redemption Limitation Date.

         8.       Trade date of each Note.

         9.       Settlement date (Issue Date) of each Note.

         10. Presenting Agent's commission (to be paid in the form of a discount from the proceeds remitted to the Issuer upon settlement).

         11.      Price.

         12.      Any additional applicable terms of each Note.

         The Issue Date of, and the settlement date for, Certificated Notes will be the same. Before accepting any offer to purchase Certificated Notes to be settled in less than three Business Days, the Issuer shall verify that the Trustee will have adequate time to prepare and authenticate the Notes.

         Immediately after receiving the details for each offer for Certificated Notes from the Presenting Agent, the Issuer will, after recording the details and any necessary calculations, communicate the Purchase Information by telephone, telex, facsimile transmission or other acceptable means, to the Trustee. Each such instruction given by the Issuer to the Trustee shall constitute a continuing representation and warranty by the Issuer to the Trustee and the Agents that (i) the issuance and delivery of such Notes have been duly and validly authorized by the issuer and (ii) such Notes, when completed, authenticated and delivered, shall constitute the valid and legally binding obligation of the Issuer. The Issuer will assign to and enter on each Note a transaction number.

         The Issuer will deliver to the Trustee a Certificated Note. The Trustee will complete such Certificated Note and will authenticate such Certificated Note and deliver it (with the confirmation) to such Agent, and such Agent will acknowledge receipt of the Note in writing delivered to the Trustee.

Settlement: Note Deliveries and Cash Payment

         The Issuer will deliver to the Trustee at the commencement of the program and from time to time thereafter a supply of duly executed Certificated Notes with preprinted control numbers adequate to implement the program. Upon the receipt of appropriate documentation and instructions from the Issuer in accordance with the applicable Officers' Certificate and verification thereof, the Trustee will cause the Certificated Notes to be completed and authenticated and hold the Certificated Notes for delivery against payment.

         The Trustee will deliver the Certificated Notes, in accordance with instructions from the Issuer, to the Presenting Agent, as the Issuer's agent, for the benefit of the purchaser only against receipt. The Presenting Agent will acknowledge receipt of the Notes through a broker's receipt. Delivery of the Certificated Notes by the Trustee will be made only against such acknowledgment of receipt from the Presenting Agent. Upon the Presenting Agent's determination that such Note has been authenticated, delivered and completed as aforesaid, the Presenting Agent will make, or cause to be made, payment to the Issuer at such account of the Issuer as it may specify in writing, in immediately available funds, of an amount equal to the principal amount of such Notes, less the applicable commission. If the Presenting Agent in any instance advances its own funds, the Issuer shall not use any of the proceeds of such sale to acquire securities.

         The Presenting Agent, as the Issuer's agent, will deliver the Notes (with the written confirmation provided for above) to the purchaser thereof against payment therefor by such purchaser in immediately available funds. Delivery of any confirmation or Note will be made in compliance with "Delivery of Prospectus" in Part I above.

Fails

         In the event that a purchaser shall fail to accept delivery of and make payment for a Certificated Note on the settlement date, the Presenting Agent will notify the Trustee and the Issuer, by telephone, confirmed in writing. If such Certificated Note has been delivered to the Presenting Agent, as the Issuer's agent, the Presenting Agent stall return such Note to the Trustee. If funds have been advanced for the purchase of such Note, the Trustee will, immediately upon receipt of such Note, debit the account of the Issuer for the amount so advanced and the Trustee shall refund the payment previously made by the Presenting Agent in immediately available funds. Such payments, will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the fail shall have occurred for any reason other than the failure of the Presenting Agent to provide the Purchase Information to the Issuer or to provide a confirmation to the purchaser, the Issuer will reimburse the Presenting Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Issuer.

         Immediately upon receipt of the Certificated Note in respect of which the fail occurred, the Trustee will make appropriate entries in its records to reflect the fact that the Note was never issued and the Note will be canceled and disposed of as provided in the Indenture.

PART III:  ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

         In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations (the "Letter") from the Issuer and the Trustee to DTC dated as of [March __, 1997] and a Medium-Term Note Certificate Agreement between the Trustee and DTC dated as of October 21, 1988 and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Form, Denominations and Registration

         All Book-Entry Notes of the same tenor and having the same Issue Date, will be represented initially by a single note (a "Global Note") in fully registered form without coupons. Book-Entry Notes will represent Notes denominated in U.S. dollars. Global Notes will be issued in denominations of $10,000 and integral multiples of $1,000 in excess thereof. Each Global Note will be registered in the name of Cede & Co., as nominee for DTC, on the Security Register maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Notes, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

CUSIP Numbers

         The Issuer has arranged with the CUSIP Service Bureau of Standard & Poor's Corporation (the "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers (including tranche numbers), such series consisting of approximately 900 CUSIP numbers and relating to Global Notes representing Book-Entry Notes. The Issuer has obtained from the

CUSIP Service Bureau a written list of such reserved CUSIP numbers and has delivered it to the Trustee and DTC. The Trustee will assign CUSIP numbers serially to Global Notes as described below under "Details for Settlement." DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to Global Notes. The Trustee will notify the Issuer at the time when fewer than 100 of the reserved CUSIP numbers remain unassigned to the Global Notes; and the Issuer will reserve an additional 900 CUSIP numbers for assignment to Global Notes representing Book-Entry Notes. Upon obtaining such additional CUSIP numbers, the Issuer shall deliver a list of such additional CUSIP numbers to the Trustee and DTC.

Transfers; and Exchanges for the Purpose of Consolidation

         Transfers of a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and, in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

         The Trustee may upon notice to the Issuer deliver to DTC and the CUSIP Service Bureau at any time a written notice (a copy of which shall be attached to the Global Note resulting from such exchange) specifying (i) the CUSIP numbers of two or more outstanding Global Notes that represent Book-Entry Notes of the same tenor and having the same Issue Date, and for which interest (if any) has been paid to the same date, (ii) a date occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date (if any) for such Notes, on which such Global Notes shall be exchanged for a single replacement Global Note and (iii) a new CUSIP number to be assigned to such replacement Global Note. Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Notes for a single Global Note bearing the new CUSIP number and the CUSIP numbers of the exchanged Global Notes will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned.

Notice of Interest Payment Dates and Regular Record Dates

         To the extent then known, on the first Business Day of March, June, September and December of each year, the Trustee will deliver to the Issuer and DTC a written list of Record Dates and Interest Payment Dates that will occur with respect to Floating Rate Book-Entry Notes during the six-month period beginning on such first Business Day.

Payments of Principal and Interest

         (a) Payments of Interest Only. Promptly after each Regular Record Date, the Trustee will deliver to the Issuer and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. The Issuer will confirm with the Trustee the amount payable on each Global Note on such Interest Payment Date. DTC will confirm the amount payable on each Global Note on such Interest Payment Date by reference to the daily or weekly bond reports published by Standard & Poor's Corporation. The Issuer will pay to the Trustee the total amount of interest due on such Interest Payment Date (other than at Maturity), and the Trustee will pay such amount to DTC at times and in the manner set forth below under "Manner of Payment."

         (b) Payments at Stated Maturity. On or about the first Business Day of each month, the Trustee will deliver to the Issuer and DTC a written list of principal and interest to be paid on each Global Note maturing in the following month. The Issuer, the Trustee and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Note on or about the third Business Day preceding the Stated Maturity of such Global Note. The Issuer will pay to the Trustee, as the paying agent, the principal amount of such Global Note, together with interest due at such Stated Maturity. Upon surrender of a Global Note, the Trustee will pay such amounts to DTC at the times and in the manner set forth below under "Manner of Payment." If any Stated Maturity of a Global Note representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Stated Maturity. Promptly after payment to DTC of the principal and any interest due at the Stated Maturity of such Global Note, the Trustee will cancel such Global Note in accordance with the terms of the Indenture.

         (c) Payment upon Redemption. The Trustee will comply with the terms of the Letter with regard to redemptions or repayments of the Book-Entry Notes. In the case of Book-Entry Notes stated by their terms to be redeemable prior to Stated Maturity, at least 60 calendar days before the date fixed for redemption (the "Redemption Date"), the Issuer shall notify the Trustee of the Issuer's election to redeem such Book-Entry Notes in whole or in part and the principal amount of such Book-Entry Notes to be so redeemed. At least 30 calendar days but not more than 60 calendar days prior to the Redemption Date, the Trustee shall notify DTC of the Issuer's election to redeem such Book-Entry Notes. The Trustee shall notify the Issuer and DTC of the CUSIP numbers of the particular Book-Entry Notes to be redeemed either in whole or in part. The Issuer, the Trustee and DTC will confirm the amounts of such principal and any premium and interest payable with respect to each such Book-Entry Note on or about the third Business Day preceding the Redemption Date of such Book-Entry Note. The Issuer will pay the Trustee, in accordance with the terms of the Indenture, the amount necessary to redeem each such Book- Entry Note or the applicable portion of each such Book-Entry Note. The Trustee will pay such amount to DTC at the times and in the manner set forth herein. Promptly after payment to DTC of the amount due on the Redemption Date for such Book-Entry Note, the Trustee shall cancel any such Book-Entry Note redeemed in whole in accordance with the Indenture. If a Global Note is to be redeemed in part, the Trustee will cancel such Global Note and issue a Global Note which shall represent the remaining portion of such Global Note and shall bear the CUSIP number of the canceled Global Note.

         (d) Manner of Payment. The total amount of any principal and interest due on Global Notes on any Interest Payment Date or at Maturity shall be paid by the Issuer to the Trustee in immediately available funds on such date. The Issuer will make such payment on such Global Notes by wire transfer to the Trustee. The Issuer will confirm instructions regarding payment in writing to the Trustee. Upon receipt of funds from the Issuer, on each date of Maturity of a Book-Entry Note or as soon as possible thereafter, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due at Maturity on Book-Entry Notes. On each interest Payment Date, the interest payment shall be made to DTC in same day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Notes are recorded in the book-entry system maintained by DTC. NEITHER THE ISSUER NOR THE TRUSTEE SHALL HAVE ANY DIRECT RESPONSIBILITY OR LIABILITY FOR THE PAYMENT BY DTC TO SUCH PARTICIPANTS OF THE PRINCIPAL OF AND ANY PREMIUM AND INTEREST ON THE BOOK-ENTRY NOTES.

         (e) Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and material directly to the beneficial owner of such Note.

Details for Settlement

         For each offer for Book-Entry Notes accepted by the Issuer, the Presenting Agent shall communicate to the Issuer's Finance Division prior to 11:00 a.m., New York City time, on the first Business Day after the sale date (or on the sale date if such sale is to be settled within one Business Day), by telephone, telex, facsimile transmission or other acceptable means, the following information (the "Purchase Information"):

         1. Exact name in which the Notes are to be registered ("registered owner").

         2. Exact address of registered owner and, if different, the address for delivery, notices and payment of principal and any premium and interest.

         3.       Taxpayer identification number of registered owner.

         4.       Principal amount of the Notes.

         5.       Stated Maturity of the Notes.

         6. In the case of Fixed Rate Notes, the interest rate of the Notes; in the case of Floating Rate Notes, the interest rate formula, the Spread or Spread Multiplier (if any), the maximum or minimum interest rate limitation (if any), the Calculation Agent, the Calculation Dates, the Initial Interest Rate, the Interest Payment Dates, the Regular Record Dates, the Index Maturity, the Interest Determination Dates and the Interest Reset Dates, in each case, to the extent applicable with respect to the Notes.

         7. Redemption and/or repayment provisions, if any, of the Notes, including

                  a.       Initial Redemption Date;

                  b.       Initial Redemption Price (% of par);

                  c.       Amount (% of par) of decline and date;

                  d.       Redemption Limitation Date.

         8.       Trade date of the Notes.

         9.       Settlement date (Issue Date) of the Notes.

         10. Presenting Agent's commission (to be paid in the form of a discount from the proceeds remitted to the issuer upon settlement).

         11.      Price.

         12.      Any additional applicable terms of the Notes.

         The Issue Date of, and the settlement date for, Book-Entry Notes will be the same. Before accepting any offer to purchase Book-Entry Notes to be settled in less than three Business Days, the Issuer shall verify that the Trustee will have adequate time to prepare and authenticate the Global Notes.

         If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that the foregoing procedure is completed, the procedures described in the following two paragraphs shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 p.m., as the case may be, on the Business Day before the settlement date.

         Immediately after receiving the details for each offer for Book-Entry Notes from the Presenting Agent and in any event no later than 12:00 Noon on the first Business Day after the sale date (or on the sale date if such sale is to be settled within one Business Day), the Issuer will, after recording the details and any necessary calculations, communicate the Purchase Information by telephone, telex, facsimile transmission or other acceptable means, to the Trustee. Each such instruction given by the Issuer to the Trustee shall constitute a continuing representation and warranty by the Issuer to the Trustee and the Agents that (i) the issuance and delivery of such Notes have been duly and validly authorized by the Issuer and (ii) such Notes, when completed, authenticated and delivered, shall constitute the valid and legally binding obligations of the Issuer.

         Immediately after receiving the Purchase Information from the Issuer and in any event no later than 2:00 p.m. on the First Business Day after the sale date (or on the sale date if such sale is to be settled within one Business
Day), the Trustee will assign a CUSIP number to the Global Note representing such Book-Entry Note and will telephone the Issuer and advise the Issuer of such CUSIP number and, as soon thereafter as practicable, the Issuer shall notify the Agent of such CUSIP number. The Trustee will enter a pending deposit message through DTC's Participant Terminal System, providing the following settlement information to DTC (which shall route such information to Standard & Poor's Corporation) and the relevant Agent:

         1.       The applicable Purchase Information.

         2. Initial Interest Payment Date for each Book-Entry Note, number of days by which such date succeeds the Regular Record Date which shall be the Regular Record Date (as defined in the Note), and, if known, the amount of interest payable on such Interest Payment Date per $1,000 principal amount of Book-Entry Notes.

         3.       Identification as either a Fixed Rate Note or a Floating Rate
                  Note.

         4.       CUSIP number of the Global Note representing such Note.

         5. Whether such Global Note will represent any other Book-Entry Note (to the extent known at such time).

         6.       Interest payment periods.

         7. Numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Agents.

         Standard & Poor's Corporation will use the information received in the pending deposit message to include the amount of any interest payable and certain other information regarding the related Global Note in the appropriate daily or weekly bond report published by Standard & Poor's Corporation.

Settlement; Global Note Delivery and Cash Payment

         The Issuer will deliver to the Trustee at the commencement of the program and from time to time thereafter a supply of duly executed Global Notes with preprinted control numbers adequate to implement the program. Upon the receipt of appropriate documentation and instructions from the Issuer in accordance with the applicable Officers' Certificate and verification thereof, the Trustee will cause the Global Note to be completed and authenticated and hold the Global Note for delivery against payment.

         Prior to 10:00 a.m. on the Settlement Date, DTC will credit such Note to the Trustee's participant account at DTC. At or prior to 2:00 p.m. on the Settlement Date, the Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Trustee's participant account and credit such Note to the Presenting Agent's participant account and (ii) debit the Presenting Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Note less such Agent's commission (in accordance with SDFS operating procedures in effect on the Settlement Date). The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (i) the Global Note representing such Note has been executed, delivered and authenticated and (ii) the Trustee is holding such Global Note pursuant to the Medium Term Note Certificate Agreement between the Trustee and DTC.

         Simultaneously with the giving of such instructions by the Trustee, the Presenting Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to such Agent's participant account and credit such Note to the Participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Note (in accordance with SDFS operating procedures in effect on the settlement date).

         Transfers of funds are subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

         The Trustee, upon confirming receipt of such funds, will wire transfer the amount transferred to the Trustee, in funds available for immediate use, for the account of Sierra Pacific Power Company, to account no. 470017880 at Bank of America, Reno, Nevada (ABA No. 122400724).

Fails

         If settlement of a Book-Entry Note is rescheduled or canceled, the Issuer shall notify the Trustee, and upon receipt of such notice, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled settlement date.

         If the Trustee has not entered an SDFS deliver order with respect to a Book-Entry Note, then upon written request (which may be evidenced by telecopy transmission) of the Issuer, the Trustee shall deliver to DTC, through DTC's Participant Terminal System, as soon as practicable, but no later than 2:00 p.m. on any Business Day, a withdrawal message instructing DTC to debit such Note to the Trustee's participant account. DTC will process the withdrawal message, provided that the Trustee's participant account contains a principal amount of the Global Note representing such Note that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Book-Entry Notes represented by a Global Note, the Trustee will mark such Global Note "canceled" in accordance with the Indenture, and make appropriate entries in the Trustee's records. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If withdrawal messages are processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Note, the Trustee will exchange such Global Note for two Global Notes, one of which shall represent such Book-Entry Note or Notes and shall be canceled immediately after issuance and the other of which shall represent the remaining Book- Entry Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note.

         If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such participants and, in turn, the Presenting Agent may enter an SDFS deliver order through DTC's Participant Terminal System debiting such Note to such Agent's participant account and crediting such Note free to the participant account of the Trustee and shall notify the Trustee and the issuer thereof. Thereafter, the Trustee (i) will immediately notify the Issuer, once the Trustee has confirmed that such Note has been credited to its participant account, and the Issuer shall immediately transfer by Fedwire (in immediately available funds) to the Presenting Agent an amount equal to the price of such Note which was previously sent by wire transfer to the account of the Issuer and
(ii) the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. Such debits and credits will be made on the Settlement Date, if possible, and in any event no later than 5:00 p.m. on the following Business Day. If the fail shall have occurred for any reason other than failure of the Presenting Agent to provide the Purchase Information to the Issuer or to provide a confirmation to the purchaser, the Issuer will reimburse the Presenting Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Issuer.

         Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book- Entry Notes to have been represented by a Global Note, the Trustee will provide for the authentication and issuance of a Global Note representing the other Book-Entry Notes to have been represented by such Global Note and will make appropriate entries in its records.

                                                                   DRAFT 12/3/98
                                                                     EXHIBIT D

                     [LETTERHEAD OF CHOATE, HALL & STEWART]






                                December __, 1998



Merrill Lynch & Co.
World Financial Center, North Tower
250 Vesey Street
New York, NY  10281-1311

Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center, North Tower
250 Vesey Street
New York, NY  10281-1310

A.G. Edwards & Sons, Inc.
One North Jefferson Avenue
St. Louis, MO  63103

Bankers Trust Company
4 Albany Street
4th Floor
New York, NY  10006

         Re:      Sierra Pacific Power Company (the "Company")
                  $35,000,000 of Collateralized Medium-Term Notes, Series D


Gentlemen:

         This opinion is delivered to you pursuant to Section 5(e) of the Distribution Agreement dated as of December __, 1998 (the "Distribution Agreement") between each of you and the Company relating to the issuance and sale from time to time of Collateralized Medium-Term Notes, Series D, in an initial aggregate principal amount of $35,000,000 (the "Notes"). The

December __, 1998
Page 2



Notes are to be issued pursuant to a Collateral Trust Indenture dated as of June 1, 1992 (the "Indenture") between the Company and Bankers Trust Company, as Trustee (the "Indenture Trustee"), as supplemented by a Fourth Supplemental Indenture dated as of February 1, 1997 between the Company and the Indenture Trustee (the "Fourth Supplemental Indenture") and to be secured by the Company's first mortgage bonds to be issued pursuant to an Indenture of Mortgage dated as of December 1, 1940, from the Company's predecessor to The New England Trust Company and Leo W. Huegle (State Street Bank and Trust Company and Gerald R. Wheeler, respectively, by succession), as Trustees, as heretofore supplemented and modified and assumed by the Company (collectively, the "Mortgage Indenture"). This opinion is being delivered on the Commencement Date referred to in the Distribution Agreement (the "Commencement Date").

         Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Distribution Agreement.

         In connection with rendering this opinion, we have examined such corporate records, certificates and other documents as we have considered necessary for the purposes of this opinion, including:

         (a) A certificate of recent date of the Secretary of State of Nevada as to the corporate existence and good standing of the Company as a Nevada corporation; and a certificate of recent date of the Secretary of State of California as to the qualification and good standing of the Company as a foreign corporation in that State;

         (b) The Restated Articles of Incorporation of the Company, and all amendments thereto;

         (c)      The By-Laws of the Company as now in effect;

         (d) Resolutions adopted by the Board of Directors of the Company on November 13, 1996, relating to the issuance and sale of the Notes and matters related thereto;

         (e) The Indenture, the Fourth Supplemental Indenture and the proposed form of fixed-rate note to be issued under the Fourth Supplemental Indenture;

         (f) The Mortgage Indenture, including the Thirty-fifth Supplemental Indenture thereto dated as of February 1, 1997 (the "Thirty-fifth Supplemental Indenture");

December __, 1998
Page 3



         (g) The applications of the Company to the PUCN and the CPUC with respect to the issuance and sale of the Notes and related matters, and the order of the PUCN thereon dated October 19, 1995 and the order of the CPUC thereon dated August 11, 1995;

         (h) The Registration Statement and all exhibits thereto, as filed with the Commission on November 27, 1996, and as amended by a Pre-Effective Amendment No. 1 filed with the Commission on December 18, 1996, and declared effective by the Commission on December 20, 1996;

         (i) The documents incorporated by reference in the Prospectus (the "Incorporated Documents");

         (j) The First Mortgage Bond of the NN Series issued under the Mortgage Indenture in connection with the Notes (the "Bond");

         (k) Such other documents as are to be delivered on the Commencement Date, including certificates of officers of the Company.

         In such examination, we have assumed the genuineness of all signatures other than the signatures of the Company, the authenticity of all documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as copies and the authenticity of the originals of such latter documents. As to any facts material to our opinion, we have, when relevant facts were not independently established, relied upon the aforesaid records, certificates and documents.

         Although we have examined the Restated Articles of Incorporation, as amended, of the Company, we have ourselves made no independent examination as to the organization, existence or standing of the Company, its authority to do business in California, its titles to properties, the lien of the Mortgage Indenture, the recording of the Mortgage Indenture and the Thirty-fifth Supplemental Indenture and matters of Nevada and California law affecting the enforceability of the obligations of the Company in respect of the Notes, the Indenture, the Fourth Supplemental Indenture, the Mortgage Indenture, the Thirty-fifth Supplemental Indenture and the Mortgage Bonds, or the jurisdiction and approvals of State regulatory commissions or requirements of the laws of Nevada or California with respect to action by or documents required to be filed with State officials. We have, therefore, in connection with the opinions set forth below, relied with your consent as to all matters governed by the laws of the State of Nevada, upon a letter of even date herewith addressed to you by Woodburn and Wedge, and as to all matters governed by the laws of the State of California, upon a letter of even date herewith addressed to you by Orrick,

December __, 1998
Page 4

Herrington & Sutcliffe LLP, and, as to such matters, our opinions are subject to all of the qualifications and assumptions set forth in such letters. We refer you to said letters for the matters covered thereby and believe that you and we are entitled to rely thereon.

         We are not passing in any way upon any computations or financial statements, including the notes or schedules thereto, or upon any other financial or accounting information set forth or referred to in the Registration Statement or the Incorporated Documents, and have not reviewed the financial records or books of account of the Company.

         Prior to [_____________, 1998], we participated in conferences with officers and other representatives of the Company and its accountants in which the affairs of the Company and the contents of the Registration Statement and Incorporated Documents were discussed at length. Subsequent to [_____________, 1998], we made inquiries of certain officers of the Company and representatives of its auditors as to whether there had been any material change in the affairs of the Company since that date and we examined, among other documents, those to be delivered on the Commencement Date. However, there is no assurance that all possible material facts as to the Company were disclosed at such conferences, in response to our inquiries, or in such documents, and we have to a large extent relied upon the statements of officers and other representatives of the Company as to the materiality of those facts disclosed to us. Except with respect to the descriptions specifically referred to in paragraphs (d) and (j), we are not passing upon and do not assume any responsibility for the accuracy or completeness of the statements contained in the Registration Statement or the Incorporated Documents.

         Based on the foregoing and, to the extent indicated above on said opinions of other counsel for the Company, we are of the opinion that:

         (a) The Company is a corporation duly organized and existing in good standing under the laws of the State of Nevada, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which it owns or leases substantial properties;

         (b) The Indenture and the Fourth Supplemental Indenture have been duly authorized, executed and delivered by the Company and are duly qualified under the Trust Indenture Act and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

December __, 1998
Page 5



         (c) The creation, issuance and sale of the Notes have been duly authorized by the Company in conformity with the Indenture, and, when the terms of a particular Debt Security and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture, and such Debt Security has been duly completed, executed, authenticated and issued in accordance with the Indenture and delivered against payment as contemplated by the Distribution Agreement, such Debt Security will be entitled to the benefits of the Indenture and will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, it being assumed that (i) at the time of the issuance, sale and delivery of each Debt Security the authorization of such series will not have been modified or rescinded and there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Debt Security, and (ii) for purposes of this subparagraph (c), neither the issuance, sale and delivery of any Debt Security, nor any of the terms of such Debt Security, nor compliance by the Company with such terms, will violate any applicable law, any agreement or instrument then binding upon the Company or any restriction imposed by any court or governmental body having jurisdiction over the Company, in each case effected after the date hereof;

         (d) The Registration Statement has become effective under the Act, the Prospectus has been or will be transmitted by a means reasonably calculated to result in filing with the Commission in conformity with the provisions of Rule 424(b)(5) under the Act and no stop order suspending the effectiveness of the registration statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the best of our knowledge are pending or contemplated under the Act; and the registration statement relating to the Registered Securities, as of its effective date, and the Registration Statement and the Prospectus, as of the Commencement Date, complied and complies as to form in all material respects with the requirements of the Act, the Exchange Act, the Trust Indenture Act and the rules and regulations under such Acts; we have no reason to believe that such Registration Statement, as of its effective date, or the Registration Statement, as of the Commencement Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the Commencement Date, contains or contained any untrue statement of a material fact or omits or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not

December __, 1998
Page 6

                  misleading; the descriptions and statements in the Prospectus and reviewed by us and made on our authority as stated under the caption "Experts" are accurate and fairly present the information required to be shown; and we do not know of any legal or governmental proceedings required to be described in the Registration Statement which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; provided, however, that we do not express any belief as to any information contained in the Registration Statement, the Prospectus or the Incorporated Documents which is specified therein to have been obtained from The Depository Trust Company, or as to any statements contained in the Statements of Eligibility (Form T-l) under the Trust Indenture Act of the Trustee filed as an exhibit to the Registration Statement;

         (e) The Mortgage Indenture has been duly authorized, executed and delivered by the Company and has been qualified under the Trust Indenture Act. The Thirty-fifth Supplemental Indenture has been duly authorized, executed and delivered by the Company. Each of the Mortgage Indenture and the Thirty-fifth Supplemental Indenture is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights and general equity principles;

         (f) Upon the deposit of the Mortgage Bonds with the Trustee as the basis for the issuance of the Notes, to the extent that such Mortgage Bonds shall have been designated as Designated Mortgage Bonds, the Mortgage Bonds shall be duly pledged to the Trustee, and the Indenture will, upon payment for the Notes issued upon the basis of the Designated Mortgage Bonds so deposited, constitute a valid first lien thereupon; no registration, recording or filing of the Indenture (or notices or financing statements in respect thereof) is required by law to make effective and to maintain the lien on the Designated Mortgage Bonds so deposited intended to be created by the Indenture;

         (g) The Mortgage Bonds to be deposited with the Trustee and the Designated Mortgage Bonds to be pledged with the Trustee as the basis for the issuance of the Notes, have been duly authorized and, upon the deposit and pledge thereof in the manner contemplated by the Indenture, will be validly issued in conformity with the Mortgage Indenture, and constitute legal, valid and binding obligations of the Company, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights and general equity

December __, 1998
Page 7

                  principles and will be entitled to the security afforded by the Mortgage Indenture equally and ratably with the securities outstanding thereunder;

         (h) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Distribution Agreement in connection with the issuance and sale of the Notes by the Company, except with the Commission and except such as may be required under state securities laws (we assume, with your permission, that with respect to each particular Debt Security, inclusion of any alternative or additional terms in such Debt Security that are not currently specified in the forms of Notes examined by us would not require the Company to obtain any regulatory consent, authorization or approval or make any regulatory filing in order for the Company to issue, sell and deliver such Security), and except for filings with and the orders from the PSCN and the CPUC authorizing the issuance and sale by the Company of the Notes, subject to certain conditions set forth therein, which orders have been obtained and are in full effect;

         (i) The execution, delivery and performance of the Indenture, the Fourth Supplemental Indenture, the Thirty-fifth Supplemental Indenture and the Distribution Agreement, the issuance of the Mortgage Bonds, the pledge of the Designated Mortgage Bonds and the issuance and sale of the Notes, and compliance with the terms, conditions and provisions thereof, will not result in a breach or violation of any of the terms, conditions and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties or any agreement or instrument known to us to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary. The Company has full power and authority to authorize, issue and sell the Notes as contemplated by the Distribution Agreement (it being understood that we have assumed with respect to each particular Debt Security that the inclusion of any alternative or additional terms in such Debt Security that are not currently specified in the form of Notes examined by us will not cause the issuance, sale or delivery of such Debt Security, the terms of such Debt Security, or the compliance by the Company with such terms, to violate any of the orders or laws specified in this paragraph or to result in a default under or breach of any of the agreements specified in this paragraph);

November __, 1998
Page 8


         (j) The forms of the Notes and the Mortgage Bonds conform as to legal matters in all material respects with the statements concerning them in the Registration Statement and Prospectus;

         (k) The Distribution Agreement has been duly authorized, executed and delivered by the Company; and

         (l) The Company is not a holding company or a subsidiary of a registered holding company within the meaning of the Public Utility Holding Company Act of 1935.

         This opinion is rendered to you solely in connection with the consummation of the transactions contemplated by the Distribution Agreement and, without our express written consent, may not be relied upon by you for any other purpose or by any other person for any purpose whatsoever. This opinion is given as of the date hereof and imposes no obligation upon us to update this opinion. We specifically disclaim any undertaking or obligation to advise the addressees hereof or any other party expressly permitted hereby to rely upon this opinion of any facts or circumstances that may hereafter be brought to out attention or any change in any laws that may hereafter occur which may alter or affect the opinions expressed herein.

                                    Very truly yours,



                                    CHOATE, HALL & STEWART

                                                                   DRAFT 12/3/98
                                                                       EXHIBIT E

                       [LETTERHEAD OF WOODBURN AND WEDGE]




                                    December __, 1998


Merrill Lynch & Co.
World Financial Center, North Tower
250 Vesey Street
New York, NY  10281-1311

Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center, North Tower
250 Vesey Street
New York, NY  10281-1310

A.G. Edwards & Sons, Inc.
One North Jefferson Avenue
St. Louis, MO  63103

Bankers Trust Company
4 Albany Street
4th Floor
New York, NY  10006


         Re:      Sierra Pacific Power Company
                  $35,000,000 of Collateralized Medium-Term Notes, Series D

Ladies and Gentlemen:

         As special Nevada counsel for Sierra Pacific Power Company (the "Company"), we are furnishing this opinion to you pursuant to Section 5(f) of the Distribution Agreement dated December __, 1998 (the "Distribution Agreement") between the Company and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and A.G. Edwards & Sons, Inc. as Agents in

December __, 1998
Page 2

connection with the issuance of Collateralized Medium-Term Notes, Series D, in an initial aggregate principal amount of $35,000,000 (the "Notes"), to be issued from time to time by the Company and secured by $35,000,000 of First Mortgage Bonds, 9%, Series NN due 2037 to be issued by the Company. All capitalized terms used herein without definition and defined in the Distribution Agreement are used herein as therein defined.

         In connection with rendering this opinion, we have examined the following documents:

         (a) A Certificate of Corporate Existence issued by the Secretary of State of Nevada;

         (b) The Restated Articles of Incorporation of the Company and all amendments thereto (the "Charter");

         (c)      The By-laws of the Company as now in effect;

         (d) Resolutions adopted by the Board of Directors of the Company on ________ __, 1998, relating to the issuance and sale of the notes and matters related thereto;

         (e) The Indenture, including the Fourth Supplemental Indenture and the proposed form of fixed-rate note to be issued under the Fourth Supplemental Indenture;

         (f) The Mortgage Indenture, including the Thirty-fifth Supplemental Indenture thereto dated as of February 1, 1997 (the
"Thirty-fifth Supplemental Indenture");

         (g) Fully executed counterparts or copies of the order of the Public Service Commission of Nevada issued on October 19, 1995, Docket No. 95-6034 (the "Order");

         (h)      The Mortgage Bonds;

         (i)      The Distribution Agreement;

         (j) The Registration Statement of the Company on Form S-3 as filed with the Securities and Exchange Commission (File No. 333-17041) under the Securities Act of 1933, as amended, including the Prospectus relating to the Notes dated December 20, 1996, as amended (the "Prospectus"); and

         (k) Such other records, instruments and agreements as we have deemed appropriate for the purposes of this opinion.

December __, 1998
Page 3



         We have also examined evidence satisfactory to us relating to the recordation and filing of the Indenture of Mortgage dated as of December 1, 1940, between the Company and The New England Trust Company (State Street Bank and Trust Company, as successor trustee) and Leo W. Huegle (Gerald R. Wheeler, as successor trustee), as trustees (the "1940 Indenture of Mortgage") and the First through the Thirty-fourth supplements thereto.

         In our examination, we have assumed the genuineness and authenticity of all signatures other than the signatures of the Company; the accuracy and authenticity of all records, instruments and agreements submitted to us as originals; the conformity to the original documents of all documents submitted to us as copies; the authenticity of the originals of such copies; the accuracy, completeness and authenticity of all certificates of public officials and others as of the date hereof; and the due execution and delivery pursuant to due authorization thereof by, and the validity and binding effect thereof on, each party thereto other than the Company. As to any facts material to our opinion, we have, when relevant facts were not independently established, relied upon certificates of the Company or its officers or of public officials.

         We have not examined the Notes or the Mortgage Bonds, except specimens thereof, and we have assumed with respect to each particular Note and Mortgage Bond that the inclusion of any alternative or additional terms in such Note or Mortgage Bond that are not currently specified in the form of Note or Mortgage Bond examined by us will not cause the issuance or sale of such Note, the issuance and delivery of such Mortgage Bond, the terms of such Note or Mortgage Bond, or the compliance by the Company with such terms, to breach or violate any of the terms of the Order.

         As used in this opinion, the expression "to the best of our knowledge" with reference to matters of fact means that, after an examination of the documents made available to us by the Company and after inquiries of officers, managers or employees of the Company, we find no reason to believe that the opinions expressed herein are factually inaccurate; but beyond that, we have not made an independent factual investigation for the purpose of rendering this opinion.

         We have made such examination of law as in our judgment is necessary or appropriate for purposes of this opinion. We do not, however, purport to be qualified to pass upon, and express no opinion as to, federal law or the laws of any jurisdiction other than the laws of the State of Nevada (excluding therefrom principles of conflicts of laws, securities or blue sky laws, and laws of political subdivisions of such State).

         Based upon and subject to the foregoing, we are of the opinion that:

December __, 1998
Page 4


                  (A) The Company is a corporation duly organized and existing and in good standing under the laws of the State of Nevada, duly qualified to hold property and to transact an electric, gas and water public utility business in the State of Nevada, and with powers adequate for the execution and delivery of Distribution Agreement, the Indenture, the Notes, the Fourth Supplemental Indenture, the Mortgage Bonds and the Thirty-fifth Supplemental Indenture;

                  (B) The Mortgage Indenture, and all supplements thereto (including the Thirty- fifth Supplemental Indenture), has been duly authorized, executed and delivered on behalf of the Company and (assuming the due authorization, execution and delivery on behalf of the other parties thereto) is enforceable in accordance with its terms under the laws of Nevada except that the enforcement of the rights and remedies created thereby is subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application affecting the rights and remedies of creditors and that the availability of the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceedings therefor may be brought and except that the provisions of the Mortgage Indenture subjecting to the lien thereof after-acquired property of the Company may not be effective in some cases prior to the execution, delivery and recording of a supplemental indenture specifically subjecting such after-acquired property to the lien of the Mortgage Indenture.

                  Without limiting the generality of the foregoing qualifications, we call your attention to certain laws of the State of Nevada of general application affecting the rights and remedies of creditors, including without limitation the prohibition against unilateral right of entry in the event of default of the debtor, limitations on the form of action necessary to enforce a debt secured by real property, anti-deficiency judgment laws, the rights of debtors and junior lien holders to redemption following judicial foreclosure, and the effect of court cases that have held that certain provisions of agreements are unenforceable where enforcement would violate the creditor's implied covenant of good faith and fair dealing or where it cannot be demonstrated that enforcement is reasonably necessary for the protection of the security. In addition, we call your attention to the fact that any purchaser at foreclosure sale or any other party other than the Company would probably have to qualify as a public utility under the laws of the State of Nevada and/or qualify as an assignee of the Company under its governmental franchises, permits and licenses in order to own or operate the properties of the Company as a public utility.

                  (C) The Mortgage Bonds to be deposited with the Trustee and the Designated Mortgage Bonds pledged with the Trustee as the basis for the issuance of the Notes, have been duly authorized and executed by the Company and, upon the deposit and pledge

December __, 1998
Page 5




         thereof in the manner contemplated by the Indenture, will constitute legal, valid and binding obligations of the Company, subject, as to enforcement, to laws relating to or affecting generally the enforcement of creditors' rights, including, without limitation, bankruptcy, insolvency, reorganization, moratorium and similar laws of general application affecting the rights and remedies of creditors and to general principles of equity including the availability of the remedy of specific performance or of injunctive relief and will be entitled to the security afforded by the Mortgage Indenture equally and ratably with the securities outstanding thereunder.

                  (D) The creation, issuance and sale of the Notes have been duly authorized by the Company; and the Indenture and Fourth Supplemental Indenture have been duly authorized, executed and delivered on behalf of the Company.

                  (E) The Indenture, the Notes, the Fourth Supplemental Indenture, the Mortgage Bonds and the Thirty-fifth Supplemental Indenture will not result in a breach or violation of any of the terms, conditions and provisions of, or constitute a default under, (i) the Charter or the By-laws of the Company; (ii) any statute, rule or regulation of the State of Nevada; or (iii) any order of any court or governmental agency of the State of Nevada having jurisdiction over the Company or any of its properties, which order is material to the Company taken as a whole.

                  (F) The Order remains in full force and effect in the form issued and no other authorization, approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body of the State of Nevada is required for the due execution, delivery and performance by the Company of the Indenture, the Notes, the Fourth Supplemental Indenture, the Mortgage Bonds or the Thirty-fifth Supplemental Indenture, except in accordance with the terms of its authorizing orders.

                  (G) To the best of our knowledge and except as set forth in the Prospectus, there is no pending or threatened action or proceeding before any court, governmental agency or arbitrator against, directly involving or affecting the Company or any of its subsidiaries which, in any case, may materially and adversely affect the ability of the Company to perform its obligations under the Indenture, the Notes, the Fourth Supplemental Indenture, the Mortgage Bonds or the Thirty-fifth Supplemental Indenture.

                  (H) The Mortgage Indenture and all supplements thereto (including the Thirty- fifth Supplemental Indenture) (or appropriate financing statements) have been duly recorded or filed in all places in the State of Nevada where such recording or filing is

December __, 1998
Page 6



         necessary to perfect the lien of the Mortgage Indenture as a lien on and security interest in both real and personal property of the Company subjected thereto. Notwithstanding the foregoing, (i) we express no opinion regarding the lien of the Mortgage Indenture as against franchises, permits and other personal property, which, under Nevada law, may not be made subject to a personal property lien, and (ii) we express no opinion as to the perfection of the security interest in any Personal Property in which, under the provisions of the Nevada Uniform Commercial Code, a security interest cannot be perfected by filing a financing statement.

                  (I) No taxes (as distinguished from filing and recordation fees) are payable to the State of Nevada or any subdivision or agency thereof in connection with the execution and delivery of the Notes, the Mortgage Bonds or the Thirty-fifth Supplemental Indenture.

         This letter is intended for your information only as to the parties to whom it is addressed in connection with the transactions described herein and for Choate, Hall & Stewart, counsel for the Company, and Ropes & Gray, counsel for the Agents, and is not to be used, circulated, quoted or otherwise referred to for any other purpose without our prior written permission.

                                            Very truly yours,

                                            WOODBURN AND WEDGE



                                            By
                                              ----------------------------------

                                                                Draft of 12/3/98
                                                                    EXHIBIT F

                 [LETTERHEAD OF ORRICK, HERRINGTON & SUTCLIFFE]

Merrill Lynch & Co.
World Financial Center, North Tower
250 Vesey Street
New York, NY  10281-1311

Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center, North Tower
250 Vesey Street
New York, NY  10281-1310

A.G. Edwards & Sons, Inc.
One North Jefferson Avenue
St. Louis, MO  63103

Bankers Trust Company
4 Albany Street
4th Floor
New York, NY  10006

         Re: Collateralized Medium-Term Notes, Series D, in an Initial Aggregate Principal Amount of $35,000,000

                  ----------------------------------------------------------

Ladies and Gentlemen:

Description of Representation

         As special California counsel for Sierra Pacific Power Company (the "Company"), we are furnishing this opinion to you pursuant to Section 5(g) of the Distribution Agreement dated December __, 1998 (the "Distribution Agreement") between the Company and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and A.G. Edwards & Sons, Inc. as agents (each, an "Agent" and, collectively, the "Agents") in connection with the proposed issuance and sale from time to time of Collateralized Medium-Term Notes, Series D (the "Notes"). The Notes are to be issued pursuant to a Collateral Trust Indenture dated as of June 1, 1992 between the Company and Bankers Trust Company, as Trustee (the "Indenture Trustee"), as supplemented by the First Supplemental Indenture dated as of June 1, 1992, the Second Supplemental Indenture, dated as of October 1, 1993, the Third Supplemental Indenture, dated as of February 1, 1996, and the Fourth Supplemental Indenture, dated as of February 1, 1997, as so supplemented, the "Indenture" and are to be secured by the Company's First Mortgage Bonds, 9% Series NN due

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
A.G. Edwards & Sons, Inc.
December __, 1998
Page 2

2037 (the "First Mortgage Bond") heretofore issued pursuant to an Indenture of Mortgage dated as of December 1, 1940 from the Company's predecessor to The New England Trust Company and Leo W. Huegle (State Street Bank and Trust Company and Gerald R. Wheeler, respectively, by succession), as Trustees, as heretofore supplemented and modified and as further supplemented by a Thirty-Fifth Supplemental Indenture dated as of February 1, 1997 (the "Supplemental First Mortgage Indenture" and such Indenture of Mortgage, as so supplemented and modified, the "First Mortgage Indenture").

Materials Examined

         In this regard, we have examined executed originals or copies of executed originals of the following:

         1. the First Mortgage Indenture as evidenced by a composite copy showing modifications made through the Thirty-third Supplemental Indenture, dated as of October 1, 1993, represented to us by the Company to be a complete and accurate copy of what it purports to represent; an executed counterpart of the Thirty-Fourth Supplemental Indenture, dated as of February 1, 1996; and an executed counterpart of the Thirty-Fifth Supplemental Indenture, dated as of February 1, 1997;

         2.       the Indenture;

         3. the form of the First Mortgage Bond included in the Thirty-Fifth Supplemental Indenture;

         4. a copy of Decision No. 95-08-045 issued by the California Public Utilities Commission (the "CPUC") on August 11, 1995 in the Company's Application No.
                  95-05-008 (the "Decision");

         5. the certificates of certain state authorities and filing officers;

         6. the Officer's Certificate executed by an officer of the Company (the "Officer's Certificate");

         7. Financing Statement No. 9612760728, filed with the California Secretary of State on May 3, 1996 (the "Financing Statement"); and

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
A.G. Edwards & Sons, Inc.
December __, 1998
Page 3

         8.       The CPUC docket record in Application No. 95-05-008.

         Based upon and subject to the foregoing, and subject to the assumptions, limitations and qualifications set forth herein, we are of the opinion that:

         9. The Company is duly qualified and in good standing as a foreign corporation under the laws of the State of California and is duly qualified to hold property and to transact an electric public utility business in the State of California.

        10. The Decision remains in full force and effect in the form issued; and, except for recordation of and filing with respect to the First Mortgage Indenture referred to below, no other authorization, approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body of the State of California is required for the execution, delivery and performance by the Company of the First Mortgage Bond, the Indenture, the Supplemental First Mortgage Indenture, or the Distribution Agreement.

        11. The First Mortgage Bond, the First Mortgage Indenture and the Supplemental First Mortgage Indenture (the "First Mortgage Documents") are enforceable against the Company in accordance with their respective terms.

        12. The First Mortgage Bond deposited and pledged with the Indenture Trustee as the basis for the issuance of the Notes is enforceable against the Company in accordance with its terms and will be entitled to the security afforded by the First Mortgage Indenture equally and ratably with the Bonds outstanding thereunder.

         13. In order to provide constructive notice of the lien created by the First Mortgage Indenture with respect to real property in California, the First Mortgage Indenture must be recorded with the County Recorder in the counties of Alpine, El Dorado, Modoc, Mono, Nevada, Placer, Plunas and Sierra; in order to perfect the lien of the First Mortgage Indenture with respect to such personal property collateral in California in which a security interest can be perfected by filing a financing statement under the California Uniform Commercial Code ("CUCC"), the Financing Statement must be filed with the California Secretary of State; and no other recordation or filing in California is necessary to provide constructive notice or perfect the lien of the First Mortgage Indenture with respect to such property.

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
A.G. Edwards & Sons, Inc.
December __, 1998
Page 4

        14. No mortgage or transfer taxes (as distinguished from filing and recordation fees) are payable to the State of California or any subdivision or agency thereof in connection with the execution and delivery of the First Mortgage Bond or the Supplemental First Mortgage Indenture.

Certain Assumptions

         Whenever a statement herein is qualified by the phrase, "to our knowledge," it is intended to indicate that, during the course of our representation of the Company in this transaction no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys presently in this firm who have rendered legal services to the Company in connection with this transaction. However, we have not undertaken any independent investigation or review to determine the accuracy of any such statement, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation or review; no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Company.

         With your permission we have assumed the following: (a) the authenticity of original documents and the genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as copies; (c) the truth and accuracy of the factual representations contained in the agreements, records, documents, instruments and certificates we have reviewed;
(d) except as specifically covered in the opinion set forth above, the documents were duly authorized, executed and delivered on behalf of the respective parties thereto and, such documents are legal, valid and binding obligations of such parties; (e) the compliance by each of the parties with any applicable requirements to file returns and pay taxes under the California Franchise Tax Law; (f) the absence of any evidence extrinsic to the provisions of the written agreements between the parties that the parties intended a meaning contrary to that expressed by those provisions; (g) the Company owns no real property in the State of California other than in the counties listed in paragraph 5 above; (h) except as specifically covered in the opinion set forth above, all conditions precedent to the valid execution, delivery and performance of the First Mortgage Indenture, the Indenture, the First Mortgage Bond and the Notes have been satisfied; (i) the descriptions of the collateral included in the First Mortgage Indenture and attached to the Financing Statements are adequate and sufficient;
(j) the total aggregate principal amount of issuances of debt securities and guaranties, including the Debt Securities, to be issued by the Company pursuant to the authority granted to the Company by the Decision will not exceed One

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
A.G. Edwards & Sons, Inc.
December __, 1998
Page 5

Hundred Fifteen Million Dollars ($115,000,000); and (k) the Debt Securities are being issued pursuant to the authority granted to the Company by the Decision.

Certain Limitations and Qualifications

         Our opinions set forth above are subject to and limited by the following:

         (1) limitations imposed by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium, or other laws relating to or affecting the rights of landlords and creditors generally;

         (2) rights to indemnification and contribution, which may be limited by applicable law and equitable principles;

         (3) the unenforceability under certain circumstances of provisions imposing penalties, forfeiture, late payment charges, liquidated damages, or an increase in interest rate upon delinquency in payment or the occurrence of any event of default;

         (4) general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law, and the effect of judicial decisions which have held that certain provisions are unenforceable where their enforcement would be commercially unreasonably or where default under the First Mortgage Documents is not material;

         (5) the unenforceability under certain circumstances of provisions expressly or by implication waiving broadly or vaguely stated rights, rights to receive notice or to be allowed to cure, reinstate or redeem in the event of default, the benefits or statutory or constitutional provisions, unknown future rights, defenses ro obligations or rights granted by law, where such waivers are against public policy or prohibited by law;

         (6) limitations imposed by California law and decisions on strict enforcement of covenants in debt instruments and acceleration of maturity, if a court concludes that enforcement would be unreasonable under the then existing circumstances or absent a showing of damage to the lender, or impairment of collateral or of the borrower's ability to repay;

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
A.G. Edwards & Sons, Inc.
December __, 1998
Page 6

         (7) the application of the California "one action" rule (Section 726 of the California Code of Civil Procedure (the "CCP"), the California "fair value" and "anti-deficiency" statutes (Sections 580a-580d of the CCP), and the procedures governing the right of redemption following a judicial foreclosure (Sections 729.010-719.090);

         (8) compliance with the substantive and procedural requirements of California law relating to the exercise of remedies by a creditor secured by real and/or personal property;

         (9) the fact that the perfection of a security interest in "proceeds" of collateral is governed and restricted by Section 9306 of the CUCC;

         (10) possible limitations under certain circumstances on the exercise of self-help or other summary procedures (including the appointment of a receiver) for obtaining possession of collateral;

         (11) possible limitations under certain circumstances on the enforceability of the use of condemnation or insurance proceeds to reduce the principal amount obligations, rather than making such proceeds available for restoration of property securing such obligations, to the extent that the Trustees under the First Mortgage Indenture are unable to show that their security has been impaired;

         (l2) the unenforceability under certain circumstances of provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy or the election of some particular right or remedy does not preclude recourse to one or more other rights or remedies;

         (13) in some cases, the necessity to execute, delivery, and record a supplemental indenture specifically subjecting after-acquired property to the lien of the First Mortgage Indenture in order to make effective the provisions of the First Mortgage Indenture subjecting to the lien thereof after-acquired property of the Company; and

         (14) the fact that a purchaser at a foreclosure sale or any one other than the Company probably would have to qualify under California law in order to own and operate the property as a public utility.

         We express no opinion as to (i) any collateral in which the debtor does not have rights, or that is not adequately and sufficiently described in the First Mortgage Indenture, (ii) any

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
A.G. Edwards & Sons, Inc.
December __, 1998
Page 7
collateral in which a security interest cannot be perfected by the filing of a financing statement with the California Secretary of State, (iii) the perfection of any security interest if the name and address of each of the secured party, the debtor, and any assignee set forth in any financing statement is not complete and accurate, (iv) any debtor that is not located in the State of California within the meaning of Section 9103(3), or (v) any collateral that is of a type described in Sections 9401(1)(a) or (b) or 9102(4) or (5) of the CUCC, or that constitutes "transition property" as referred to in Section 9104 of the CUCC. Our opinions in paragraphs 3 and 5 above are limited to Division 9 of the CUCC, and therefore those opinions do not address (i) laws of jurisdictions other than California, and of California except for Division 9 of the CUCC, (ii) collateral of a type not subject to Division 9 of the CUCC, and (iii) under
Section 9103 of the CUCC what law governs perfection of security interests granted in the collateral covered by the opinions.

         Except as specifically covered in the opinion set forth above, we express no opinion as to the creation, priority or perfection of any lien on real property created by the First Mortgage Indenture, or as to the title to, ownership of, location of, description or existence or non-existence of any real property purported to be described in the First Mortgage Indenture.

         This opinion is limited to the laws of the State of California (without reference to its choice-of-law rules).

Use of Opinion

         This opinion is solely for your benefit and the benefit of your counsel and of Choate, Hall & Stewart in connection with the transaction covered by the first paragraph of this letter and may not be relied upon, used, circulated, quoted, or referred to, nor may copies hereof be delivered to, any other person without our prior written approval. We disclaim any obligation to update this opinion letter for events occurring or coming to our attention after the date hereof.

                                        Very truly yours,




                                        ORRICK, HERRINGTON & SUTCLIFFE LLP

                                                                   DRAFT 12/3/98
                                                                     EXHIBIT G

                              OFFICER'S CERTIFICATE


         Each of the undersigned, Mary O. Simmons, Controller, and William E. Peterson, Senior Vice President, General Counsel and Corporate Secretary, of Sierra Pacific Power Company (the "Company"), does hereby certify, to the best of his or her knowledge, that (with terms not otherwise defined herein having the meanings set forth in the Distribution Agreement dated December __, 1998 between the Company and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and A.G. Edwards & Sons, Inc. (the "Distribution Agreement")):

         (1) the representations and warranties of the Company in the Distribution Agreement are true and correct;

         (2) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied under the Distribution Agreement at or prior to the date hereof;

         (3) no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; and

         (4) subsequent to the date of the most recent audited financial statements incorporated by reference in the Prospectus, neither the Company nor any of its subsidiaries has sustained any material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the capital stock or long-term debt of the Company or any of its subsidiaries or the business, financial position, results of operations or properties of the Company or any of its subsidiaries other than as set forth in or contemplated by the Prospectus or as described herein.


         IN WITNESS WHEREOF, we have hereunto set our hands this ______ day of December, 1998.



                                      -------------------------------------
                                      Mary O. Simmons, Controller




                                      -------------------------------------
                                      William E. Peterson, Senior Vice
                                      President, Corporate Secretary and General
                                      Counsel

                                                                   Draft 12/3/98
                                                                     EXHIBIT H

         The letter of the Company's independent accountants will state in effect that:

         (1) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the Rules and Regulations.

         (2) In their opinion, the financial statements audited by them and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations.

         (3) On the basis of procedures referred to in such letter, including a reading of the latest available interim financial statements of the Company and inquiries of officials of the Company responsible for financial and accounting matters, nothing caused them to believe that:

                           (1) any material modifications should be made to the unaudited condensed consolidated financial statements incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

                           (2) the unaudited condensed consolidated financial statements incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Exchange Act of 1934 as it applies to Form 10-Q and the related published rules and regulations;

                           (3) at the date of the latest available internal balance sheet of the Company, there was any change in the capital stock, notes payable or long-term debt or any decrease in the net assets of the Company, or, at a subsequent specified date not more than five days prior to the date of such letter, there was a change in the capital stock, notes payable or long-term debt of the Company, in each case as compared with the amount shown in the most recent balance sheet of the Company incorporated by reference in the Prospectus, except for
         (i) increases in capital stock resulting from the issuance of shares pursuant to employee benefit plans and the Company's Common Stock Investment Plan, (ii) decrease in long-term debt resulting from amortization of debt premium or increases in long-term debt premium or increases in long-term debt resulting from draw- downs of funds held in trust, (iii) decreases in net assets resulting from the declaration of dividends, (iv) changes or decreases which the Prospectus discloses have occurred or may occur and (v) such other changes or decreases as may be set forth in such letter; or

                           (4) at the date of the latest available internal balance sheet of the Company, there was any decrease, as compared with the most recent twelve-month period for which operating revenues and net income are included or incorporated by reference in the Prospectus, in such amounts, except in all cases for changes or decreases which the Prospectus discloses have occurred or may occur or as may be set forth in such letter.

         (4) In addition to their examination referred to in their report in the Registration Statement and Prospectus and the procedures referred to in (3) above, they have carried out certain other specified procedures, not constituting an audit, with respect to the dollar amounts, percentages and other financial information (in each case to the extent that such dollar amounts, percentages and other financial information, either directly or by analysis or computation, are derived from the general accounting records of the Company) as requested by the Agents (or Agents' counsel), which appear in the Company's annual report on Form 10-K for its most recent fiscal year and in the Company's quarterly reports on Form 10-Q for periods completed since the end of the last fiscal year of the Company under the caption "Business" in Item 1 and Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and have found such dollar amounts, percentages and financial information to be in agreement with the accounting records of the Company.

                                        2